                                                                    EXHIBIT 10.6


                        SPLIT-DOLLAR INSURANCE AGREEMENT

                 THIS AGREEMENT is entered into effective the 6th day of April, 1994, by and between UNION FEDERAL BANK, a federal savings bank (hereinafter the "Corporation"), UNIONFED FINANCIAL CORPORATION, a Delaware corporation (hereinafter the "Guarantor"), and DAVID S. ENGELMAN and SHERRY B. ENGELMAN as Trustees (hereinafter collectively referred to as the "Trustee") under that certain Declaration of Trust (Engelman Family Trust) dated May 7, 1992, between DAVID S. ENGELMAN and SHERRY B. ENGELMAN as Trustors (hereinafter the "Trustors"), and DAVID S. ENGELMAN and SHERRY B. ENGELMAN as Trustees.

                                  WITNESSETH:

                 WHEREAS, DAVID S. ENGELMAN is a valued employee of the Corporation and of the Guarantor, and the Corporation and the Guarantor desire to retain him in that capacity; and

                 WHEREAS, as an additional inducement to DAVID S. ENGELMAN's continued employment, the Corporation and the Guarantor desire to assist the DAVID S. ENGELMAN with his life insurance program by entering into this Agreement with the Trustee; and

                 WHEREAS, the Corporation is willing to assist the Trustee in the payment of premiums on the life insurance policy which the Trustee proposes to purchase for the benefit of DAVID S. ENGELMAN; in exchange for such premium assistance, the Trustee is willing to return to the Corporation the amount of the premiums advanced by the Corporation and certain additional amounts, if any, as described below.

                 NOW, THEREFORE, in consideration of the premises, and the agreements hereinafter set forth, the Corporation, the Guarantor and the Trustee hereby agree as follows:

                 1.       (a)     Trustee has applied to Security Life of
Denver Insurance Company ("Security Life") for a Flexible Premium Adjustable Life Insurance Policy with an initial death benefit of $516,347. The life insurance policy with which this Agreement deals is the policy listed on Exhibit "A" attached hereto and made a part hereof, insuring the life of DAVID
S. ENGELMAN (hereinafter the "Insured") as so designated on Exhibit "A." In addition to the stated death benefit, the policy provides for the annual purchase of term insurance riders insuring the life of the Insured, which riders shall have death benefits in an amount sufficient to ensure that the Corporation can recover from the Trustee the amount of the premiums paid by the Corporation under this Agreement. Such policy, including the term insurance riders, shall hereinafter be referred to as the "Policy."

                          (b)     The parties hereto agree that they will take
any further action which may be necessary to cause the Policy to conform to the provisions of this Agreement. The parties hereto agree that the Policy shall be subject to the terms and conditions of this Agreement and of the collateral assignment filed with Security Life relating to the Policy.

                 2. The Trustee shall be the owner of the Policy, and may exercise all ownership rights granted to the owner thereof by the terms of the Policy. Notwithstanding any other provision hereof, it is the express intention of the parties to reserve to the Trustee all rights in and to the Policy granted to the owner thereof by the terms of the Policy, including, but not limited to, the right to assign the Trustee's interest in the Policy subject to the provisions of Section 12, the right to change the beneficiary of the Policy, the right to exercise settlement options, the right to borrow against the cash value of the Policy through policy loans subject to the provisions of Section 11, and the right to surrender or cancel the Policy (in whole or in part). The Corporation shall not have or exercise any right in or to the Policy which could, in any way, endanger, defeat or impair any of the rights of the Trustee in the Policy.

                 3.       (a)     On or before the due date of each Policy
premium, or within the grace period provided therein, the Corporation shall pay the full amount of the Policy premium to Security Life, and shall, upon request, promptly furnish the Trustee evidence of timely payment of such premium. The Corporation shall annually furnish Trustors a statement of the amount of income reportable by Trustors for federal and state income tax purposes, if any, as a result of its payment of the premium. All amounts paid by the Corporation toward the premiums on the Policy are hereinafter collectively referred to as the "Amounts."

                          (b)     Subject to the other provisions of this
Agreement, the Corporation's obligation to pay the premium on the Policy pursuant to Section 3(a) shall continue until the Policy dividends are sufficient to pay the full amount of the annual premium on the Policy. At any time thereafter when the Policy dividends are insufficient to pay said full amount of the annual premium, the Corporation's obligation to pay said premium pursuant to Section 3(a) shall recommence. The Corporation's obligation to make premium payments hereunder shall be limited to an amount of premiums necessary to maintain the death benefit to the Trustee under the Policy at an amount equal to Five Hundred Thousand Dollars ($500,000.00) plus the Amounts paid from time to time.

                          (c)     The Guarantor, as parent of the Corporation,
hereby unconditionally guarantees each and all of the obligations of the Corporation under this Agreement.

                          (d)     So long as DAVID S. ENGELMAN remains an
employee of the Corporation, the Corporation agrees to pay an annual bonus to DAVID S. ENGELMAN in the amount necessary to reimburse the Insured for the federal and state income tax liabilities of DAVID S. ENGELMAN which are attributable to the premium payments made pursuant to this Section 3 and to the bonus payments made pursuant to this Section 3(d). Bonus payments made pursuant to this Section 3(d) shall not be included in the Amounts defined in
Section 3(a). The Corporation's obligation to pay annual bonuses to DAVID S. ENGELMAN pursuant to this Section 3(d) shall cease upon the termination of DAVID S. ENGELMAN's employment with the Corporation.

                 4. In exchange for the Corporation's payment of the Amounts under Section 3 and to secure the repayment of said Amounts, the Trustee has, contemporaneously herewith, assigned an interest in the Policy to the Corporation as collateral, under the form of Collateral Assignment ("Assignment") attached hereto as Exhibit "B." Said Assignment gives the Corporation the limited power to enforce its right to be repaid the Amounts by realizing on the cash value of the Policy, as therein defined, or on a portion of the death benefit of the Policy, as the case may be. The interest of the Corporation in and to the Policy shall be specifically limited to the following rights in and to the cash value and to a portion of the death benefit:

                          (a)     The right to be repaid the Amounts and any
remaining cash surrender value of the Policy in the event the Policy is totally surrendered or canceled by the Trustee, or the right to receive the surrender proceeds, to the extent of the Amounts, in the event the Policy is partially surrendered or canceled by the Trustee, as provided in Section 6 below.

                          (b)     The right to be repaid the Amounts at such
time as life insurance proceeds become payable under the Policy as a result of the death of the Insured thereunder, as provided in Section 7 below.

                          (c)     The right to be repaid the Amounts and any
remaining cash surrender value of the Policy or to receive ownership of the Policy, in the event of the termination of this Agreement, as provided in Sections 9 and 10 below.

                          (d)     The right to be repaid the Amounts to the
extent a Policy loan made by the Trustee in any year exceeds the premium for that year, as provided in Section 11.

                 5. Policy dividends (if any) shall be applied to purchase paid-up additional insurance protection.

                 6. The Trustee shall have the sole right to surrender or cancel the Policy (in whole or in part), and the Corporation shall have no right to surrender or cancel the Policy (in whole or in part). In the event of a total surrender or cancellation of the Policy by the Trustee, the Corporation shall be entitled to receive the Amounts and any remaining cash surrender value of the Policy. In the event of a partial surrender or cancellation of the Policy by the Trustee, the Corporation shall be entitled to receive the surrender proceeds of the Policy, to the extent of the Amounts, which surrender proceeds shall be applied against the Corporation's Amounts.

                 7. Upon the death of the Insured under the Policy, the Trustee shall promptly take all action necessary to obtain the death benefits under the Policy. The Corporation shall be entitled to receive a portion of the death benefit provided, if any, as follows:

                          (a)     The Corporation shall first receive a portion
of the death benefit provided, if any, under the Policy equal to the Amounts, or, if less, the life insurance proceeds then payable as a result of such death. In the event the death benefit provided under the Policy is less than the Amounts, neither the Trustee, the

Insured nor his heirs or assigns shall be liable to pay the Corporation any portion of the Amounts which the Corporation has not yet received.

                          (b)     A portion of the death benefit provided, if
any, under the Policy equal to Five Hundred Thousand Dollars ($500,000) shall be paid directly to the beneficiary or beneficiaries designated by the Trustee, in the manner and in the amounts provided by the beneficiary designation endorsed on the Policy.

                          (c)     The balance of the death benefit provided
under the Policy, if any, shall be paid to the Corporation.

                 8.       (a)     This Agreement may be terminated, subject to
the provisions of Section 9 below, by the Trustee, without consent of the Corporation, by the Trustee giving written notice of such termination, and specifying the date of such termination, to the Corporation.

                          (b)     This Agreement shall terminate upon the
termination of DAVID S. ENGELMAN's employment status by the Corporation or the Guarantor for cause, as defined in Section 5(c) of that certain Employment Agreement by and between the Corporation, the Guarantor and the Insured dated as of April 1, 1991, as such Employment Agreement may be amended from time to time.

                 9. In the event of termination of this Agreement as provided in Section 8 above, Trustee shall have the obligation to repay to the Corporation, within ninety (90) days of the date of termination, the Amounts and any remaining cash surrender value of the Policy or to transfer Trustee's entire interest in the Policy to the Corporation.

                 10. If the Trustee fails to repay to the Corporation the amount specified in Section 9 above within ninety (90) days of the date of termination of this Agreement, the Trustee shall execute any and all instruments that may be required to vest ownership of the Policy in the Corporation. Thereafter, Trustee shall have no further interest in the Policy or any rights under this Agreement and the Corporation shall have no further claims against Trustee under this Agreement.

                 11. The Trustee shall have the sole right to borrow against the Policy, and the Corporation shall have no right to obtain loans against the Policy, directly or indirectly, from the insurer or any other person, or to pledge or assign the Policy, or the Corporation's rights in the Policy, as security for any loan; provided, however, the Trustee shall not borrow from the Policy any amount which would cause in the remaining cash surrender value of the Policy to be less than the Amounts. If the Trustee in any policy year borrows from the Policy an amount in excess of the premium for that year, the Corporation shall be entitled to receive such excess amount, to the extent of the Amounts, which excess amount shall be applied against the Amounts. The Trustee shall pay any interest due on any Policy loans it obtains.

                 12. Trustee and the Corporation may each transfer or assign its respective rights in the Policy without the consent of the other.
In the event the Trustee shall transfer all of the Trustee's interest in the Policy to a transferee, then all of the Trustee's interest in the Policy and in this Agreement shall be vested in the transferee, who shall be substituted as a party hereunder, and the Trustee shall have no further interest in the Policy or in this Agreement.

                 13.      (a)     The Trustee is hereby designated as the named
fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement.

                          (b)     The funding policy under this Plan is that
all premiums on the Policy shall be remitted to the Insurer when due.

                          (c)     The Trustee shall make all determinations
concerning rights to benefits under this Agreement. Any decision by the Trustee denying a claim by a beneficiary for benefits under this Agreement shall be stated in writing and delivered or mailed to such beneficiary. Such decision shall set forth the specific reasons for the denial, written to the best of the Trustee's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Trustee shall afford a reasonable opportunity to such beneficiary for a full and fair review of the decision denying such claims.

                          (d)     The provisions of Section 13(a) and 13(b)
shall not apply to any dispute between the Corporation and the Trustee regarding their respective rights and duties under this Agreement. In the event such a dispute arises, the Corporation and the Trustee shall each be entitled to take whatever measures necessary to resolve such dispute.

                 14. This Agreement may not be amended, altered or modified, except by a written instrument signed by each of the parties hereto.

                 15. This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns, and the Trustee, and their respective successors, assigns, heirs, executors, administrators and beneficiaries.

                 16. All notices and other communications hereunder shall be in writing and shall be delivered personally or mailed postage prepaid by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                          (a)     if to the Corporation:

                                  Union Federal Bank
                                  330 East Lambert Road
                                  Brea, CA  92621

                          (b)     if to Insured:

                                  David S. Engelman
                                  P.O. Box 648
                                  Rancho Santa Fe, CA  92067

                          (c)     if to Trustee:
                                  David S. Engelman and Sherry B. Engelman
                                  P.O. Box 648
                                  Rancho Santa Fe, CA  92067

                          (d)     if to the Guarantor:
                                  UnionFed Financial Corporation
                                  330 East Lambert Road
                                  Brea, CA  92621

                 In the case of mailing, any notice shall be deemed given on the second business day following the date of such mailing.

                 17. This Agreement, and the rights of the parties hereunder, shall be governed by and construed pursuant to the laws of the State of California.

                 18. It is the intention of all of the parties hereto that the arrangement established hereunder between the Corporation and the Trustee shall be considered a "split-dollar" arrangement as such arrangement is defined and described in Internal Revenue Service Rev. Rul. 64-328. In the event, however, that this Agreement shall not meet all of the requirements of such a "split-dollar" arrangement as so described, then the parties hereto agree that they shall amend this Agreement so as to qualify the arrangement created hereunder as such a "split-dollar" arrangement.

                 19. This Agreement does not and shall not be construed to give the Insured the right to be retained in the employ of the Corporation, nor shall this Agreement interfere with or be construed to interfere with the employer-employee relation between the Corporation and the Insured.

                 IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate originals as of the day and year first above written.



"CORPORATION"

UNION FEDERAL BANK                          ATTEST:



By: /s/ RONALD M. GRIFFITH                  /s/ RHONDA NEWCOMER
    -----------------------------           --------------------------------
        Ronald M. Griffith                      Rhonda NewComer
        Senior Vice President                   Assistant Secretary
        Its Duly Authorized Officer

"TRUSTEE"

By: /s/ DAVID S. ENGELMAN                   By: /s/ SHERRY B. ENGELMAN
    --------------------------------            ------------------------------
        David S. Engelman,                          Sherry B. Engelman,
        Trustee of the                              Trustee of the
        Engelman Family Trust                       Engelman Family Trust
        U/D/T dated 5/7/92.                         U/D/T dated 5/7/92.


"GUARANTOR"

UNIONFED FINANCIAL CORPORATION              ATTEST:

By: /s/ RONALD M. GRIFFITH                  /s/ RHONDA NEWcOMER
    --------------------------------        ----------------------------------
        Ronald M. Griffith                      Rhonda NewComer
        Senior Vice President                   Assistant Secretary
        Its Duly Authorized Officer


I consent to this Agreement and the insurance covering my life.


                                            "INSURED"

                                            /s/ DAVID S. ENGELMAN
                                            ----------------------------------
                                                David S. Engelman

                                                                     EXHIBIT "A"

                             Life Insurance Policy

                            Security Life of Denver

 Flexible Premium Adjustable Life Insurance Policy No. 1532560, attached hereto.

[LOGO]
SECURITY LIFE
DENVER, COLORADO


                NAME:  DAVID S ENGELMAN
         POLICY DATE:  APRIL 06, 1994
       POLICY NUMBER:  1532560
STATED DEATH BENEFIT:  516347


WE AGREE TO PAY the stated death benefit as a death benefit to the beneficiary on the death of the insured, subject to the provisions of the policy. The insured is named in the policy Schedule.

WE AGREE TO PAY the surrender value to you on the maturity date if the insured is living on that date.

WE ALSO AGREE to provide the other rights and benefits of the policy. These agreements are subject to the provisions of the policy.

20 DAY RIGHT TO EXAMINE POLICY. You may return the policy within 20 days after receipt. It may be returned by delivering or mailing it to us or to our agent. Immediately upon return, it will be deemed void from the start. Any premium paid will be refunded.

In this policy "you" and "your" refer to the owner of the policy. "We", "us" and "our" refer to Security Life of Denver Insurance Company.





/s/ E. L. COPELAND                   /s/ V. S. BEUFELL
    Secretary                            President



      This policy is a FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE POLICY

Death benefit payable at death prior to maturity date--Surrender value, if any, payable on maturity date--Adjustable death benefit--Flexible premiums payable during lifetime of insured until maturity date--Nonparticipating


                           Criswell Ins. Ser., Inc.
                           4275 Executive Sq., #900
                              La Jolla, CA 92037
                                (819) 546-8150

                  SECURITY LIFE OF DENVER INSURANCE COMPANY
                               A Stock Company
       Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699

                              TABLE OF CONTENTS

This Policy is a legal contract between you and us.  READ IT CAREFULLY.


                           GUIDE TO KEY PROVISIONS

        PROVISION                                                      PAGE

        Additional Interest                                              8
        Age                                                             11
        Annual Report                                                   12
        Basis of Computations                                            9
        Beneficiaries                                                   12
        Change in Existing Insurance Coverage                            7
        Collateral Assignment                                           12
        Cost of Insurance                                                8
        Death Benefit                                                    6
        Deferment                                                       12
        Effective Date of Coverage                                       6
        Grace Period                                                     9
        Illustration of Benefits and Values                             13
        Incontestability                                                12
        Interest Rate                                                    8
        Misstatement of Age or Sex                                      12
        Monthly Deduction                                                8
        Ownership                                                       12
        Payouts Other Than as One Sum                                   13
        Policy Loans                                                    11
        Policy Values                                                    8
        Premiums                                                         7
        Procedures                                                      11
        Proceeds                                                         6
        Reinstatement                                                    9
        Scheduled Premiums                                               7
        Special Continuation Period                                      9
        Suicide Exclusion                                               12
        Surrender and Surrender Value                                   10
        Termination                                                      9
        Unscheduled Premiums                                             7

Additional benefits or riders, if any, will be listed in the Schedule. The additional provisions will be inserted in the Policy.

                                                 Signature instructions:
                                                 Please sign on page 5 for
                                                 Duplicate Policy or Change of
                                                 Ownership Requests.

Check appropriate Insurer:   / / SECURITY LIFE OF DENVER INSURANCE COMPANY
                             / / MIDWESTERN UNITED LIFE INSURANCE COMPANY

INSURED      DAVID S. ENGELMAN        POLICY NO.           153 2560
         ---------------------------               ---------------------------

                          CLIENT SERVICE APPLICATION
______________________________________________________________________________

/ / LOST POLICY CERTIFICATION AND REQUEST FOR DUPLICATE POLICY OR CERTIFICATE
    OF INSURANCE
______________________________________________________________________________

My policy or certificate has been lost or misplaced. Issue a duplicate policy or certificate of insurance, or grant the benefits under this policy that have been requested without requiring the surrender of the original policy. If the original policy is found, I will return the duplicate policy or certificate of insurance to the Home Office.

                                  SIGN BELOW
______________________________________________________________________________

/X/ CHANGE OF OWNERSHIP OF POLICY OR CERTIFICATE OF INSURANCE*
______________________________________________________________________________

I transfer all my rights, title and interest as owner of the above policy or certificate to:

                                                    SOCIAL SECURITY NUMBER OR
NEW OWNER    Name and Address       DATE OF BIRTH   TAX IDENTIFICATION NUMBER
- - - - ------------------------------------------------------------------------------

David S. Engelman & Sherry B. Engelman or such successor Trustee as may
- - - - ------------------------------------------------------------------------------
be hereafter appointed Trustees of the Engelman Family Trust dated 5-7-92,
- - - - ------------------------------------------------------------------------------
subject to Split Dollar Agreement.
- - - - ------------------------------------------------------------------------------

ABOUT THE NEW OWNERSHIP

If more than one owner is named, the ownership of the policy or certificate of insurance will be held jointly by them with right of survivorship, unless elected otherwise. Upon the death of one of the owners, the surviving owner(s) will own the policy or certificate of insurance. If a contingent owner is named and if the owner(s) shall predecease the insured, the living contingent owner(s) shall own the policy or certificate of insurance.

The transfer of ownership is subject to any policy loan, and any assignment on file at the Home Office.

The new owner(s) may exercise all the rights and receive all the benefits of this policy during the insured's lifetime. The change of ownership will not change any beneficiary designation or any method of optional settlement previously elected.

This change will be effective as of the date the change of ownership is signed, but it will not apply to any payment made or action taken before this form is received at the Home Office. The policy may be required to be sent to the Home Office.

MAIL NOTICES TO:  DAVID S. ENGELMAN, TRUSTEE     P.O. BOX 648    RANCHO SANTA FE CA 92067
                  -----------------------------------------------------------------------
                            Name                   Street         City   State  Zip Code

                       PRESENT AND NEW OWNER SIGN BELOW
_____________________________________________________________________________

*If this policy is part of a qualified pension, profit-sharing, or HR-10 plan, we may require additional forms and the law may restrict the form of distribution.

                                Signature of
                                Insured        /s/   DAVID S. ENGLEMAN
                                        -------------------------------------
                                       (If below age 15, signature of parent
                                        or guardian required)

                                Spouse
                                (If Applicable)  /s/ SHERRY B. ENGELMAN
                                                -----------------------------

DATE:      6/10/94              Present Owner (if Not
      --------------------      the Insured)       /s/ DAVID S. ENGELMAN
                                             --------------------------------

                                The New Owner    DAVID S. ENGLEMAN, TRUSTEE
                                              -------------------------------
                                                 SHERRY B. ENGELMAN, TRUSTEE
                                              -------------------------------

WITNESS:    /s/ ROBERT D. CRISWELL      Assignee (if Applicable) ____________
         ----------------------------
                                        _____________________________________
AGENT: /s/ ROBERT D. CRISWELL  NO.
       ----------------------     ---   _____________________________________

_____________________________________________________________________________

                             HOME OFFICE USE ONLY

Form Endorsed This Date: ________________    By: ____________________________
                                                        Vice President

PLEASE READ REVERSE SIDE

                                S C H E D U L E


    MINIMUM ANNUAL PREMIUM   $ 6,805.92
    SCHEDULED PREMIUM        $15,750.00
       PAYABLE ANNUALLY

                         INITIAL    UNTIL                     POLICY INFORMATION
                         BENEFIT   INSUREDS
DESCRIPTION              AMOUNT      AGE        INSURED         DAVID S ENGELMAN

                                                AGE AT ISSUE                  56

 BASIC COVERAGE          $258,174     95        POLICY DATE        APR   6, 1994
 SUPPLEMENTAL COVERAGE   $258,173     95
                                                MATURITY DATE      APR   6, 2033

                                                MONTHLY ANNIVERSARY DATE       6

                                                POLICY NUMBER            1532560

                                                STATED DEATH
                                                   BENEFIT              $516,347

                                                OPTION 1  -     INCLUDES THE
                                                                POLICY VALUE
THE GUARANTEED MINIMUM INTEREST RATE IS
4.00%. THE PREMIUM EXPENSE CHARGE IS 7.00%      MINIMUM STATED
OF THE PREMIUM. THE MONTHLY EXPENSE CHARGES     DEATH BENEFIT            $25,000
ARE $7.00 PER POLICY PER MONTH IN ALL YEARS
AND $0.420 PER $1,000 OF STATED DEATH             STANDARD RATE CLASS
BENEFIT PER MONTH DURING THE FIRST FIVE
POLICY YEARS.



THE SPECIAL CONTINUATION PERIOD IS NINE
YEARS. MINIMUM PARTIAL SURRENDER IS $300.
LOAN INTEREST RATE IS 6.0% DURING THE FIRST
NINE POLICY YEARS AND 4.25% THEREAFTER,
PAYABLE IN ARREARS. COVERAGE WILL EXPIRE
PRIOR TO THE MATURITY DATE IF PREMIUMS ARE
INSUFFICIENT TO CONTINUE COVERAGE TO SUCH
DATE. COVERAGE WILL ALSO BE AFFECTED BY
PARTIAL SURRENDERS, POLICY LOANS, AND BY
CHANGES IN THE ACTUAL CREDITED INTEREST
RATES AND CURRENT COST OF INSURANCE RATES.
      * SCHEDULE CONTINUED NEXT PAGE*

                               S C H E D U L E

                        CONTINUED FROM PRECEDING PAGE

                                                POLICY NUMBER          1532560

INSURED  DAVID S ENGELMAN                         POLICY DATE      APR 06, 1994

                          TABLE OF SURRENDER CHARGES

                POLICY YEAR                   SURRENDER CHARGE

                      1                             11,294.84
                      2                             10,165.24
                      3                              8,908.86
                      4                              7,652.49
                      5                              6,396.11
                      6                              5,139.73
                      7                              3,883.35
                      8                              2,626.97
                      9                              1,370.59
                     10                                   .00

A SURRENDER CHARGE WILL NOT APPLY IF THE POLICY HAS BEEN IN FORCE FOR FIVE YEARS FROM THE LATER OF THE POLICY DATE OR THE DATE OF THE LAST INCREASE IN COVERAGE AND THE SURRENDER VALUE IS USED TO PROVIDE AN ANNUITY PAYOUT OF NOT LESS THAN FIVE YEARS THROUGH THE SETTLEMENT PROVISIONS OF THIS POLICY.

                          TABLE OF GUARANTEED RATES
   Guaranteed Maximum Cost of Insurance Rates Per $1,000--Standard Nonsmoker,
                    Smoker or Juvenile Rate Classification

            Monthly Cost of                Monthly Cost of                  Monthly Cost of                   Monthly Cost of
            Insurance Rate                 Insurance Rate                   Insurance Rate                    Insurance Rate
Attained    ---------------     Attained   ---------------     Attained    ----------------     Attained   -------------------
   Age       Male    Female       Age       Male    Female       Age        Male     Female       Age        Male      Female
- - - - --------    ------   ------    --------    ------   ------    --------     -------   ------    --------    --------   --------
    0       .34845   .24089       25       .14752   .09668       50         .55948   .41350       75        5.37793    3.19685
    1       .08917   .07251       26       .14419   .09918       51         .60870   .44270       76        5.91225    3.59370
    2       .08251   .06750       27       .14252   .10168       52         .66377   .47523       77        6.46824    4.01942
    3       .08167   .06584       28       .14169   .10501       53         .72636   .51276       78        7.04089    4.47410
    4       .07917   .06417       29       .14252   .10835       54         .79730   .55114       79        7.64551    4.97042
    5       .07501   .06334       30       .14419   .11251       55         .87326   .59118       80        8.30507    5.52957
    6       .07167   .06084       31       .14836   .11668       56         .95591   .63123       81        9.03761    6.17118
    7       .06667   .06000       32       .15252   .12085       57        1.04192   .66961       82        9.86724    6.91114
    8       .06334   .05834       33       .15919   .12502       58        1.13378   .70633       83       10.80381    7.77075
    9       .06167   .05750       34       .16669   .13168       59        1.23235   .74556       84       11.82571    8.72632
   10       .06084   .05667       35       .17586   .13752       60        1.34180   .78979       85       12.91039    9.76952
   11       .06417   .05750       36       .18670   .14669       61        1.46381   .84488       86       14.03509   10.89151
   12       .07084   .06000       37       .20004   .15752       62        1.60173   .91417       87       15.18978   12.08770
   13       .08251   .06250       38       .21505   .17003       63        1.75809  1.00267       88       16.36948   13.35774
   14       .09584   .06667       39       .23255   .18503       64        1.93206  1.10539       89       17.57781   14.70820
   15       .11085   .07084       40       .25173   .20171       65        2.12283  1.21731       90       18.82881   16.15259
   16       .12585   .07501       41       .27424   .22005       66        2.32623  1.33511       91       20.14619   17.71416
   17       .13919   .07917       42       .29675   .23922       67        2.54312  1.45461       92       21.57655   19.43814
   18       .14836   .08167       43       .32260   .25757       68        2.77350  1.57247       93       23.20196   21.40786
   19       .15502   .08501       44       .34929   .27674       69        3.02328  1.69955       94       25.28174   23.83051
   20       .15836   .08751       45       .37931   .29675       70        3.30338  1.84590
   21       .15919   .08917       46       .41017   .31677       71        3.62140  2.02325
   22       .15752   .09084       47       .44353   .33761       72        3.98666  2.24419
   23       .15502   .09251       48       .47856   .36096       73        4.40599  2.51548
   24       .15169   .09501       49       .51777   .38598       74        4.87280  2.83552


The rates shown are for a standard nonsmoker, smoker or juvenile rate class. If the policy is based on a special rate class (other than standard nonsmoker, smoker or juvenile), the maximum cost of insurance rates will be adjusted using the rating factor shown in the Schedule for the special class. If the special rate class is a stated percentage increase, the maximum cost of insurance rates will be determined by multiplying the rates for a standard nonsmoker, smoker or juvenile rate class shown above by the rating factor shown on the Schedule. If the special rate class is a flat amount per $1,000, the maximum cost of insurance rates will be determined by adding the flat amount per $1,000 shown in the Schedule to the rate per $1,000 for the standard nonsmoker, smoker or juvenile rate class shown above. The rates shown above are based on the 1980 Commissioners Standard Ordinary Mortality Table, age nearest birthday.

                        INSURANCE COVERAGE PROVISIONS

EFFECTIVE DATE OF COVERAGE

The policy date shown in the Schedule is the effective date for all coverage provided in the original application. This is subject to the payment of the first premium and the acceptance of the policy by you, during the continued insurability of all persons insured by this policy. The policy date is the date from which we measure policy months and policy years. A policy month occurs each month on the same day as the policy date. A monthly anniversary is the first day of a policy month. A policy anniversary occurs each year on the same month and day as the policy date. The effective date for increases and additional benefits is described in the applicable provision or rider.

PROCEEDS

Proceeds means the amount we will pay on the maturity date, upon the surrender of the policy before the maturity date, or upon the death of the insured. Proceeds we will pay on the maturity date, or upon surrender of this policy prior to the maturity date will be the surrender value. The maturity date is the policy anniversary nearest the insured's 95th birthday. Proceeds we will pay upon the death of the insured will be the death benefit; plus any amounts payable from any additional benefits provided by rider; minus any outstanding policy loan including accrued but unpaid interest; minus any unpaid monthly deduction prior to the date of death. Any proceeds we pay are subject to adjustments as provided in the Misstatement of Age & Sex, Suicide Exclusion and Incontestability provisions of this policy.

We will pay proceeds in one sum unless you request an alternate form of payment. There are many possible methods of payments. The available settlement options are described in the Payouts Other Than As One Sum provision in the policy. Contact us or your agent for additional information. Interest will be paid on the one sum death proceeds from the date of death to the date of payment, or until a settlement option is selected. Interest is at the rate we declare, or any higher rate required by law, but not less than 3 1/2%.

DEATH BENEFIT

The stated death benefit is the sum of the basic coverage and the supplemental coverage. The stated death benefit and the option that apply to this policy are shown on the Schedule. Subject to the provisions of the policy, the insured's death benefit at any time under the policy will be as follows:

Under option 1 (level), the death benefit is the greater of:

(a) the stated death benefit on the date of the insured's death; or

(b) a percentage, as determined below, of the policy value on the date of death.

Under option 2 (increasing), the death benefit is the greater of:

(a) the stated death benefit plus the policy value on the date of insured's death; or

(b) a percentage, as determined below, of the policy value on the date of death.

Under either option the death benefit shall not be less than a percentage, as determined below, of the policy value on the date of death.

               POLICY              POLICY              POLICY               POLICY
  ATTAINED     VALUE    ATTAINED   VALUE    ATTAINED   VALUE     ATTAINED   VALUE
    AGE          %        AGE        %        AGE        %         AGE        %
  --------    ------    --------   ------   --------   ------    --------   ------
  49 And
  Younger      250        54        157        68        117        82        105

    41         243        55        150        69        116        83        105
    42         236        56        146        70        115        84        105
    43         229        57        142        71        113        85        105
    44         222        58        138        72        111        86        105
    45         215        59        134        73        109        87        105
    46         209        60        130        74        107        88        105
    47         203        61        128        75        105        89        105
    48         197        62        126        76        105        90        105
    49         191        63        124        77        105        91        104
    50         185        64        122        78        105        92        103
    51         178        65        120        79        105        93        102
    52         171        66        119        80        105        94        101
    53         164        67        118        81        105        95        100

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner consistent with that design. The amount of insurance in force at any time under the policy shall not be less than the amount of insurance necessary to achieve such qualification under the applicable provisions of the Internal Revenue Code in existence at the time the policy is issued. We reserve the right to amend the policy and adjust the death benefit when required. We will send you a copy of any such amendment.

                                     5 & 6

CHANGE IN EXISTING INSURANCE COVERAGE

At any time after the first policy year, you may request that the insurance coverage be changed. The change may be an increase or decrease in coverage. A change will be prorated between the basic coverage and the supplemental coverage so that the ratio of the supplemental coverage to the stated death benefit will be the same after the change as it was prior to the change. You may change the coverge only once every policy year. The change in coverage may not be for an amount less than $5,000. The effective date of the change will be the monthly anniversary date on or next following the date the written application is approved by us. Such change is subject to the following conditions:

(a) The stated death benefit in effect after any change may not be less than the minimum stated death benefit shown in the Schedule or the amount required to qualify as a life insurance contract under the Internal Revenue Code.

(b) Any decrease in the stated death benefit will be prorated against coverage provided under the original application and any increases. The surrender charge will be reduced. The surrender charge that remains will be the surrender charge applicable to the remaining stated death benefit. We will deduct from your policy value an amount equal to the reduction in the surrender charge.

(c) For us to approve an increase or a change in the death benefit option from option 1 to option 2, you must submit evidence satisfactory to us that the insured is insurable according to our normal rules for this type of policy. If the stated death benefit is increased, a new surrender charge will be created for the increase as described in the Surrender and Surrender Value provision. The existing surrender charges at the time of the increase will not change.

(d) If the death benefit option is changed from option 1 to option 2, the stated death benefit after such change will be equal to the stated death benefit prior to such change less the policy value as of the effective date of change.

(e) If the death benefit option is changed from option 2 to option 1, the stated death benefit after such change will be equal to the stated death benefit prior to such change plus the policy value as of the effective date of the change.

(f) You may apply for additional insurance on the insured or the life of the insured's spouse or child. The addition of this insurance is subject to evidence satisfactory to us that the insured or the insured's spouse or child is insurable according to our normal rules for this type of policy. The new insurance will be provided by rider and subject to the terms provided in the rider. The effective date of this new insurance will be the monthly anniversary date that falls on or next following the date the application is approved by us.

                              PREMIUM PROVISIONS

SCHEDULED PREMIUMS

The scheduled premium may be paid as shown in the Schedule while this policy is in force, during the insured's life. You may increase or decrease the amount of the scheduled premium, subject to limits we may set. Under conditions provided in the Grace Period Provision, you may be required to make payments to keep the policy in force.

We will send scheduled premium reminder notices to you in the amount and frequency that you selected. The notice will be sent either annually, semiannually or quarterly. We will also arrange for payment of such premiums on a monthly basis, which will be under an authorized special payment facility. All payment modes are subject to our minimum requirements for the payment mode selected. Receipts will be furnished upon request.

UNSCHEDULED PREMIUMS

You may make unscheduled premium payments at any time the policy is in force. An unscheduled premium is an additional premium in excess of the scheduled premium paid. Unless you tell us otherwise, these premium payments will first be applied to reduce or pay off any existing policy loan. We may limit the amount of such unscheduled premiums if the payment would result in an increase in the death benefit. If the net amount at risk is increased as the result of an unscheduled premium, we will require evidence of insurability satisfactory to us that the insured is insurable according to our normal rules for this type of policy.

                           POLICY VALUES PROVISIONS

NET PREMIUM

The net premium equals the premium paid less the percent of premium expense charge shown in the Schedule.

POLICY VALUE

The policy value on the policy date will be the first net premium for this policy, less the monthly deduction for the first policy month.

On any monthly anniversary date other than the policy date, the policy value is equal to:

(a)  the policy value on the first day of the previous policy month; plus

(b)  one month's interest on item (a); plus

(c) any net premium received since the most recent monthly anniversary date with interest from the date of receipt to the date of calculation; minus

(d)  the monthly deduction for the current month; minus

(e) the amount of any partial surrender on the monthly anniversary date and a service charge of $25 for such partial surrender.

The policy value on any other day is calculated in a consistent manner.

MONTHLY DEDUCTION

The monthly deduction for a policy month will be the cost of insurance, plus the monthly expense charges, plus the cost of additional benefits provided by rider for the policy month. The monthly expense charges are the per policy and per unit expenses shown in the Schedule.

COST OF INSURANCE

The cost of insurance is determined on a monthly basis. Such cost is the monthly cost of insurance rate times the net amount of risk plus any additional charge for the insured's premium class. The net amount of risk is (a) minus
(b) where:

(a) is the death benefit at the beginning of the policy month, divided by 1.00327374; and

(b) is the policy value after the monthly deduction excluding the cost of insurance on the monthly anniversary date.

The cost of insurance rates will be determined by us from time to time. They will be based on the sex and age nearest birthday on the effective date of coverage, the duration since the coverage starts and the premium class. Any change in rates will apply to all individuals of the same premium class and whose policies have been in effect for the same length of time. The rates will never exceed those rates shown in the applicable Table of Guaranteed Rates.

Each time there is an increase in the net amount of risk due to a requested increase, the net amount of risk will be segregated into the risk prior to the increase and the amount of the increase. Different rates will apply to each segment depending upon the premium class, the age nearest birthday on the effective date of increase and the duration since the increase. To determine the amount of risk in each segment, the above formula is used with the policy value being allocated among the original death benefit, and any subsequent increases in the death benefit.

INTEREST RATE

The guaranteed interest rate applied in the calculation of policy values is shown in the Schedule. The unborrowed excess interest rate may be applied in the calculation of policy values at such rates and in such manner as may be determined by us from time to time. A different excess interest rate will be credited to any portion of the policy value which is used to secure a loan balance as may be determined by us from time to time.

ADDITIONAL INTEREST

Your policy will be eligible for "Additional Interest" for each policy month after the fourth policy anniversary if the excess interest rate on the unborrowed portion of the policy value has exceeded 1.50% per year for all prior crediting periods after the policy date.

After the fourth policy anniversary, for each month in which the above condition is met, the excess interest rate for the unborrowed portion will be increased by the additional interest factor. The additional interest factor is added to the sum of the excess interest rate and the guaranteed interest rate. The result is then converted to an effective daily ratio to determine the enhanced interest rate used to calculate your policy values. The enhanced interest ratio will apply only to the unborrowed policy values. The additional interest factor will be .50% per year for all eligible policy months after the fourth policy year.

BASIS OF COMPUTATIONS

The surrender values and reserves under the policy are not less than the minimums required on the policy date by the state in which the policy was delivered. A detailed statement of the method of computation of policy values under the policy has been filed with the insurance department of the state in which the policy was delivered. Surrender values are not less than those required by the Standard Nonforfeiture Law using interest of 4% per year. The Commissioners 1980 Standard Ordinary Mortality Table will be used for insureds on an age nearest birthday basis. The above mortality rates will be adjusted for insureds in a special rate class.

            GRACE PERIOD, TERMINATION AND REINSTATEMENT PROVISIONS

GRACE PERIOD

If the following two conditions occur on a monthly anniversary date, the policy will enter into the 61 day grace period:

(a)  The surrender value is zero or less, and;

(b) the policy does not meet the requirements of the Special Continuation Period provision.

We will give you a 61 day grace period from the premium due date to make the required payment. The required premium then due must be paid to keep the policy in force. If this amount is not received in full by the end of this grace period, the policy will lapse without value.

Notice of the amount of the required premium will be mailed to you or any assignee at the last known address at least 30 days before the end of the Grace Period. If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death proceeds of the policy.

SPECIAL CONTINUATION PERIOD

The policy will not be terminated during the special continuation period if on a monthly anniversary date: (1) the policy value less any policy loan is positive; and (2) the sum of the premiums paid, less any policy loan and less the sum of all partial surrenderers, is not less than the sum of the minimum monthly premiums applicable on each monthly anniversary date from issue to and including the current date. The minimum annual premium and special continuation period are shown on the Schedule. The minimum monthly premium is one-twelfth of the minimum annual premium. If there is an increase, the special continuation period will start as of the effective date of the increase and continue for the period shown on the Schedule. The policy will not lapse during this new period if on a monthly anniversary date: (1) the policy value less any policy loan is positive; and (2) the sum of the premium paid, less any policy loan and less the sum of all partial surrenders is not less than the sum of the minimum monthly premium applicable on each monthly anniversary date from the effective date of the increase up to and including the current date.

TERMINATION

All coverage provided by this policy will end on the earliest of: (1) the date the policy is surrendered; (2) the date of death of the insured; (3) the maturity date of the policy; and (4) the date the grace period ends without payment of the required premium.

REINSTATEMENT

The policy may be reinstated within five years after it has lapsed because sufficient premium was not paid before the end of the grace period. The reinstatement will be effective on the monthly anniversary date on or next following the date we approve your written application.

We will reinstate the policy and any riders if the following conditions are met:

(a)  You have not surrendered the policy for its surrender value.

(b) You submit evidence satisfactory to us that the insured and those insured under any riders are still insurable according to our normal rules for this type of policy.

(c) We receive payment of the amount of premium sufficient to keep the policy and any riders in force from the date of lapse to the date of reinstatement and for 2 months thereafter. We will let you know at the time you request reinstatement of the amount of premium needed for this purpose.

We will reinstate any policy loan which existed when coverage ended, with accrued loan interest.

                             SURRENDER PROVISION

SURRENDER AND SURRENDER VALUE

The surrender value of the policy on any date will be the policy value, less any applicable surrender charge and less any policy loan including accrued but unpaid interest. If the surrender value is less than zero, no payment is required from policyowner, if the policy is surrendered.

The total surrender charges for this policy consist of: (1) the surrender charge shown in the Schedule and; (2) an excess interest surrender charge that applies only if the policy is surrendered in the first nine policy years. The excess interest surrender charge is the excess interest earned in the previous twelve policy months. The excess interest earned equals the interest earned in excess of the guaranteed interest rate plus; any additional interest earned as described in the Additional Interest provision.

Each time there is a requested increase in the stated death benefit, the stated death benefit will be divided into the amount prior to the increase and the amount of the increase. A new surrender charge will apply to each increase depending upon the age nearest birthday on the effective date of increase and the duration since the increase. A decrease in the stated death benefit will reduce the surrender charge. The surrender charge that remains will be the surrender charge applicable to the remaining stated death benefit. We will deduct from your policy value an amount equal to the reduction in the surrender charge.

You may surrender or apply for a partial surrender of the policy on any monthly anniversary date during the lifetime of the insured and prior to the maturity date. The amount payable on surrender of the policy will be the surrender value. If a surrender is requested within 30 days after the policy anniversary, the surrender value will not be less than the surrender value on that anniversary, plus any net premiums paid, and less any policy loan or partial surrenders (including the service charge) made after such anniversary. No insurance will be in force once we receive a request to surrender.

The minimum partial surrender amount is $300. When a partial surrender is made, the amount of the partial surrender plus a service fee of $25 will be deducted from the policy value immediately before the partial surrender is made. We may limit the number of partial surrenders in a policy year to one.

If the death benefit option is option 1 on the date a partial surrender is made, the stated death benefit will be reduced by an amount equal to the excess of the amount of the partial surrender over the special corridor amount. The special corridor amount is equal to the greater of (1) or (2), where:

(1) is the excess, if any, of (a) over (b) where:

(a) is the policy value immediately before the partial surrender is made; and

(b) is the stated death benefit at that time divided by the "factor" for the Insured's attained age as follows:

ATTAINED    FAC-    ATTAINED    FAC-    ATTAINED   FAC-    ATTAINED    FAC-
   AGE      TOR        AGE      TOR        AGE     TOR        AGE      TOR
- - - - --------    ----    --------    ----    --------   ----    --------    ----
40 And
Younger     2.50       54       1.57       68      1.17        82      1.05
  41        2.43       55       1.50       69      1.16        83      1.05
  42        2.35       56       1.45       70      1.15        84      1.05
  43        2.29       57       1.42       71      1.13        85      1.05
  44        2.22       58       1.38       72      1.11        86      1.05
  45        2.15       59       1.34       73      1.09        87      1.05
  46        2.09       60       1.30       74      1.07        88      1.05
  47        2.03       61       1.28       75      1.06        89      1.05
  48        1.97       62       1.26       76      1.05        90      1.05
  49        1.91       63       1.24       77      1.05        91      1.04
  50        1.85       64       1.22       78      1.05        92      1.03
  51        1.78       65       1.20       79      1.05        93      1.02
  52        1.71       66       1.19       80      1.05        94      1.01
  53        1.64       67       1.18       81      1.05        95      1.00

and

(2) is either:

(a)  5% of stated death benefit immediately before the partial surrender if:

     (i) the date of partial surrender is less than sixteen (16) years after the policy date; and

     (ii)   the insured is less than attained age 81; and

     (iii)  there were no prior partial surrenders in the current policy year;
            or

(b)  zero (0) if one or more of the conditions set out in (a) are not met.

Any reduction will be prorated between the basic coverage and the supplemental coverage. Any reduction will occur on the date the partial surrender occurs. No partial surrender will be allowed if the stated death benefit remaining in force after any such partial surrender would reduce the stated death benefit below the minimum stated death benefit shown in the Schedule.

                               LOAN PROVISIONS

POLICY LOANS

You may obtain a policy loan after the first policy year. The maximum loan value at any time equals the surrender value less the monthly deduction to the next policy anniversary. The policy loan is a first lien on your policy.

LOAN INTEREST

The annual policy loan interest rate is shown in the Schedule. If a loan is made, interest is due in arrears and payable at the end of the current policy year. Thereafter, interest on the loan amount is due annually at the end of each policy year until the loan is repaid. If interest is not paid when due, it is added to the loan.

If the loan balance equals or exceeds the surrender value, premium sufficient to keep this policy in force must be paid as provided in the Grace Period Provision.

                         GENERAL CONTRACT PROVISIONS

THE CONTRACT

The policy, including the original application and any applications for an increase, riders, endorsements, and any reinstatement applications make up the entire contract between us. A copy of the original application will be attached to the policy at issue. A copy of any application for any increase will be attached or furnished to you for attachment to the policy at the time of any increase in coverage. In absence of fraud, all statements made in any application will be considered representations and not warranties. No statement will be used to deny a claim unless it is in an application.

AGE

The policy is issued at the age shown in the Schedule. This is the insured's age nearest birthday on the policy date. The insured's attained age is the age shown in the Schedule increased by the number of computed policy years.

PROCEDURES

We must receive in writing any election, designation, change, assignment or request you make. It must be on a form acceptable to us. We may require the policy for any policy change or for its surrender value. We are not liable for any action we take before we receive and record the written notice.

In the event of an insured's death while the policy is in force, please let us or our agent know as soon as possible. Claim procedure instructions will be sent to you immediately. We may require proof of age and a certified copy of a death certificate. We may require the beneficiary and the insured's next of kin sign authorizations as part of due proof. These authorization forms allow us to obtain information about the insured, including, but not limited to, medical records of physicians and hospitals used by the insured.

OWNERSHIP

The original owner of this policy is the person named as the owner in the application. You, as the owner, can exercise all rights and receive the benefits of this policy during the insured's life. This includes the right to change the owner, beneficiaries, and methods for the payment of proceeds. All rights of the owner are subject to the rights of any assignee and any irrevocable beneficiary.

You may name a new owner by written notice to us. The effective date of the change to the new owner will be the date you sign the notice.

BENEFICIARIES

The primary beneficiary surviving the insured will receive the death proceeds. Surviving contingent beneficiaries are paid death proceeds only if no primary beneficiary has survived the insured. If more than one beneficiary in a class survives the insured, they will share the death proceeds equally, unless your designation provides otherwise. If there is no designated beneficiary surviving, you or your estate will be paid the death proceeds. The beneficiary designation will be on file with us or at a location designated by us. While the insured is living, you may name a new beneficiary. The effective date of the change will be the date the request was signed. We will pay proceeds to the most recent beneficiary designation on file. We will not be subject to multiple payments.

COLLATERAL ASSIGNMENT

You may assign this policy as collateral security by written notice to us. Once it is recorded with us, the rights of the owner and beneficiary are subject to the assignment. It is your responsibility to make sure the assignment is valid.

INCONTESTABILITY

After this policy has been in force during the insured's life for two years from the policy date, we will not contest the statements in the application attached at issue.

After this policy has been in force during the insured's life for two years from the effective date of any increase in any benefit with respect to the insured, we will not contest the statements in the application for such change.

After this policy has been in force during the insured's life for two years from the effective date of any reinstatement, we will not contest the statements in the application for such reinstatement.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured has been misstated, the death beneft will be adjusted. The death benefit will be that which the cost of insurance which was deducted from the policy value on the last monthly anniversary date prior to the death of the insured would have purchased for the insured's correct age and sex.

SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within two years of the policy date, we will make a limited payment to the beneficiary. We will pay in one sum the amount of all premiums paid to us during that time, less any outstanding policy loans and partial surrenders. If the insured commits suicide, while sane or insane, within two years of the effective date of an increase in the stated death benefit, we will make a limited payment to the beneficiary for the increase. This payment will equal the cost of insurance and any applicable monthly expense charges deducted for such increase.

DEFERMENT

Death proceeds are not subject to deferment. As required by law, we may defer up to six months the payment of surrender proceeds (including partial surrenders) and policy loans.

ANNUAL REPORT

We will send to you at least once each year a report which shows the current policy value, surrender value, premiums paid, charges made since the last report, and any outstanding policy loan, while your policy is in force.

ILLUSTRATION OF BENEFITS AND VALUES

We will send to you upon request in writing, an illustration of future death benefits and policy values. This illustration will include the information as required by the laws or regulations where this policy is delivered. If you request more than one illustration during a policy year, we will charge a reasonable fee for each additional illustration, not to exceed $25 per report.

NONPARTICIPATING

The policy does not participate in our surplus earnings.

HOME OFFICE

Our home office is at 1290 Broadway, Denver, Colorado, 80203-5699. All requests and payments should be sent to us at the home office, unless you are otherwise notified.


                        PAYOUTS OTHER THAN AS ONE SUM

1. ELECTION. During the insured's lifetime, you may elect that the beneficiary receive the proceeds other than in one sum. If you have not made an election, the beneficiary may do so within 60 days after the insured's death. You may also elect to take the surrender value of the policy upon its surrender other than in one sum. Satisfactory written request must be received at our home office or another location as designated by us in writing before payment can be made. A payee that is not a natural person may not be named without our consent. The various methods of settlement are shown below.

2.  SETTLEMENT OPTIONS.

OPTION 1. PAYMENTS FOR A DESIGNATED PERIOD. As elected, payments will be made in 1, 2, 4 or 12 equal installments per year. They may be received for a designated period not to exceed 30 years. The monthly payment for each $1,000 applied is shown in Settlment Table 1.

OPTION II. LIFE INCOME WITH PAYMENTS GUARANTEED FOR DESIGNATED PERIOD. As elected, payments will be made in 1, 2, 4 or 12 equal installments per year throughout the payee's lifetime. If the payee dies before the end of the period certain elected, payments will be continued to the contingent payee until the end of the period certain. The period certain, as elected, may be 5, 10, 15 or 20 years. The amopunt of each payment will depend upon the payee's sex and age nearest birthday at the time the first payment is due. The amount of each monthly payment for each $1,000 applied is shown in Settlement Table
II.  This option is not available for ages not shown in the Table.

OPTION III. HOLD AT INTEREST. Amounts may be left on deposit with us to be paid upon the death of the payee or at any earlier date elected. Interest on any unpaid balance will not be less than 3 1/2% a year, compounded annually. As elected, interest may be accumulated or paid in 1, 2, 4 or 12 installments per year. Money may not be left on deposit for more than 30 years.

OPTION IV. PAYMENTS OF A DESIGNATED AMOUNT. Payments will be made until proceeds, together with interest at a rate not less than 3 1/2% a year compounded annually, are exhausted. As elected, payments will be made in 1, 2, 4 or 12 equal installments per year.

OPTION V. CURRENT ANNUITY. Settlement will be made during the lifetime of the payee in accordance with any single premium annuity payout which we agree to. The amount of each payment will be 104% of the payment which the proceeds would otherwise provide at our annuity rates in use on such dates.

OPTION VI. OTHER. Settlement may be made in any other manner as agreed upon in writing between you or the beneficiary and us.

3. CHANGE AND WITHDRAWAL. You may change an election at any time before the death of the insured or maturity of the policy. If you have given the beneficiary the right to make changes or withdrawals, or if the beneficiary has elected the option, the beneficiary (as primary payee) may take the actions below.

    a.  Changes may be made from Options I, III, and IV to another option.

    b. Full withdrawals may be made under Option III or IV. Partial withdrawals of not less than $300 may be made under Option III.

    c. Remaining installments under Option I may be commuted at 3 1/2% interest and received in one sum.

    d.  Changes in any contingent payee designation may be made.

A written request must be sent to our home office or another location as designated by us in writing to make a change or withdrawal. We also may require that you send in the supplemental contract. We may defer payments of commuted and withdrawable amounts for a period up to 6 months.

4. EXCESS INTEREST. If we declare that settlement options are to be credited with an interest rate above that guaranteed, it will apply to Options I, III, and IV. The crediting of excess interest for one period does not guarantee the higher rate for other periods.

5. MINIMUM AMOUNTS. The minimum amount which may be applied under any option is $2,000. If the payments to the payee are ever less than $20, we may change the frequency of payments so as to result in payments of at least that amount.

6. SUPPLEMENTARY CONTRACT. When an option becomes effective, the policy will be surrendered in exchange for a supplementary contract. It will provide for the manner of settlement and rights of the payees. The contract effective date will be the date of the insured's death or the date of other settlement. The first payment under Options I, II, and IV will be payable as of the effective date. The first interest payment under Option III will be made at the end of the interest payment period elected. Subsequent payments will be made in accordance with the frequency of payment elected. The contract may not be assigned or payments made to another without our consent.

7. INCOME PROTECTION. Unless otherwise provided in the election, a payee does not have the right to commute, transfer, or encumber amounts held or installments to become payable. To the extent provided by law, the proceeds, amount retained, and installments are not subject to any payee's debts, contracts, or engagements.

8. DEATH OF PRIMARY PAYEE. Upon the primary payee's death, any payments certain under Option I or II, interest payments under Option III, or payments under Option IV will be continued to the contingent payee.
    Or, amounts may be released in one sum if permitted by the contract.
    The final payee will be the estate of the last to die of the primary payee and any contingent payee.

9. PAYMENTS OTHER THAN MONTHLY. The tables which follow show monthly installments for Options I and II. To arrive at annual, semiannual, or quarterly payments, multiply the appropriate figures by 11.813, 5.957, or 2.991, respectively. Factors for other periods certain or for other options which may be provided by mutual agreement will be provided upon reasonable request.

                              SETTLEMENT TABLE I
                         (PER $1,000 OF NET PROCEEDS)

                NO. OF YEARS               MONTHLY
                   PAYABLE              INSTALLMENTS
                ------------            ------------
                     1                     $84.65
                     2                      43.05
                     3                      29.19
                     4                      22.27

                     5                      18.12
                     6                      15.35
                     7                      13.38
                     8                      11.90
                     9                      10.75


                    10                       9.83
                    11                       9.09
                    12                       8.46
                    13                       7.94
                    14                       7.49

                    15                       7.10
                    16                       6.76
                    17                       6.47
                    18                       6.20
                    19                       5.97

                    20                       5.75
                    21                       5.56
                    22                       5.39
                    23                       5.24
                    24                       5.09

                    25                       4.96
                    26                       4.84
                    27                       4.73
                    28                       4.63
                    29                       4.53

                    30                       4.45

                             SETTLEMENT TABLE II
                         (PER $1,000 OF NET PROCEEDS)


  AGE OF PAYEE                                                AGE OF PAYEE
NEAREST BIRTHDAY                                            NEAREST BIRTHDAY
 WHEN FIRST              MONTHLY INSTALLMENT                  WHEN FIRST                MONTHLY INSTALLMENT
 INSTALLMENT      ---------------------------------------     INSTALLMENT      ----------------------------------------
  IS PAYABLE         5         10         15        20         IS PAYABLE          5         10         15         20
 -------------     YEARS      YEARS      YEARS     YEARS     --------------      YEARS      YEARS      YEARS      YEARS
 MALE   FEMALE    CERTAIN    CERTAIN    CERTAIN   CERTAIN    MALE    FEMALE    CERTAIN    CERTAIN    CERTAIN    CERTAIN
 ----   ------    -------    -------    -------   -------    ----    ------    -------    -------    -------    -------
 15      20        3.31       3.31       3.31      3.31       50      55         4.77      4.71       4.62       4.50
 16      21        3.33       3.33       3.33      3.32       51      56         4.85      4.79       4.69       4.55
 17      22        3.35       3.35       3.34      3.34       52      57         4.94      4.87       4.76       4.61
 18      23        3.37       3.37       3.36      3.36       53      58         5.04      4.96       4.84       4.67
 19      24        3.39       3.38       3.38      3.38       54      59         5.14      5.05       4.91       4.73

 20      25        3.41       3.40       3.40      3.40       55      60         5.24      5.14       4.99       4.79
 21      26        3.43       3.43       3.42      3.42       56      61         5.35      5.24       5.07       4.85
 22      27        3.45       3.45       3.44      3.44       57      62         5.47      5.34       5.15       4.91
 23      28        3.47       3.47       3.47      3.46       58      63         5.59      5.45       5.24       4.97
 24      29        3.50       3.49       3.49      3.48       59      64         5.71      5.56       5.33       5.03

 25      30        3.52       3.52       3.51      3.51       60      65         5.85      5.68       5.42       5.10
 26      31        3.55       3.54       3.54      3.53       61      66         5.99      5.80       5.51       5.16
 27      32        3.58       3.57       3.57      3.56       62      67         6.15      5.93       5.61       5.21
 28      33        3.60       3.60       3.59      3.58       63      68         6.31      6.07       5.70       5.27
 29      34        3.64       3.63       3.62      3.61       64      69         6.48      6.21       5.80       5.33

 30      35        3.67       3.66       3.65      3.64       65      70         6.66      6.35       5.90       5.38
 31      36        3.70       3.70       3.69      3.67       66      71         6.86      6.50       6.00       5.43
 32      37        3.74       3.73       3.72      3.70       67      72         7.07      6.66       6.10       5.48
 33      38        3.77       3.77       3.75      3.74       68      73         7.29      6.83       6.19       5.52
 34      39        3.81       3.80       3.79      3.77       69      74         7.52      7.00       6.29       5.56

 35      40        3.85       3.84       3.83      3.81       70      75         7.77      7.17       6.38       5.60
 36      41        3.89       3.88       3.87      3.84       71      76         8.04      7.35       6.47       5.63
 37      42        3.94       3.93       3.91      3.88       72      77         8.32      7.53       6.55       5.66
 38      43        3.89       3.97       3.95      3.92       73      78         8.62      7.71       6.63       5.68
 39      44        4.03       4.02       4.00      3.96       74      79         8.94      7.89       6.71       5.70

 40      45        4.09       4.07       4.05      4.00       75      80         9.20      8.07       6.70       5.72
 41      46        4.14       4.13       4.09      4.05       76      81         9.63      8.25       6.84       6.73
 42      47        4.20       4.18       4.14      4.09       77      82        10.00      8.43       6.89       5.74
 43      48        4.26       4.24       4.20      4.14       78      83        10.39      8.60       6.94       5.74
 44      49        4.32       4.30       4.25      4.18       79      84        10.80      8.77       6.98       5.75

 45      50        4.39       4.36       4.31      4.23       80      85        11.22      8.93       7.01       5.75
 46      51        4.46       4.43       4.37      4.28       81                11.66      9.08       7.04       5.75
 47      52        4.53       4.49       4.43      4.34       82                12.12      9.21       7.06       5.75
 48      53        4.61       4.56       4.49      4.39       83                12.60      9.34       7.07       5.75
 49      54        4.69       4.64       4.55      4.44       84                13.09      9.44       7.08       5.75

                                                              85                13.59      9.54       7.09       5.75

                            BENEFIT ADVANCE RIDER

BENEFITS PAID UNDER THIS RIDER MAY BE TAXABLE. IF SO, YOU AND YOUR BENEFICIARY MAY INCUR A TAX OBLIGATION. AS WITH ALL TAX MATTERS, YOU SHOULD CONSULT YOUR PERSONAL TAX ADVISOR TO ASSESS THE IMPACT OF THIS BENEFIT.

The rider is a part of the policy to which it is attached. It must be read with all policy provisions. This rider does not participate in our surplus earnings. This rider has no loan or surrender value. This rider provides a benefit with respect to coverage on the person named as the insured under the basic policy.

BENEFIT

We will allow the owner to convert all or part of the eligible coverage to the benefit amount if the insured satisfies the benefit conditions of being terminally ill or being permanently confined to an eligible nursing home. (See below for definitions of these terms.)

The minimum converted amount must be at least $25,000. We will not convert more than $500,000. Amounts converted under this rider and any similar rider covering the insured will count toward the maximum limit. The remaining face amount (or stated death benefit, if applicable) must be at least $25,000. If the remaining face amount is less than $25,000, the entire face amount must be converted.

If all the eligible coverage is converted, your policy will no longer provide any benefits or value, except for riders on persons other than the insured under the basic policy. Any other insurance provided by the policy on someone other than this insured will be processed as if the original policy was terminated due to the death of the insured. If not all of the eligible coverage is converted, your policy will continue in force with reduced benefits and values. The converted amount divided by the eligible coverage is the conversion percentage. (We reserve the right to refuse to process any request where any remaining policy would not qualify as a life insurance contract under the Internal Revenue Code.) (See Effect on Your Policy.)

ELIGIBLE COVERAGE

The eligible coverage is the amount we would pay under the policy, including any riders, if the insured were to die on the conversion date. If the policy is in force under an extended term option or reduced paid up option, none of the coverage is eligible for this conversion.

BENEFIT AMOUNT

To determine the benefit amount, we will discount the converted amount to its present value with deductions for: (a) the present value of any expected future premiums; (b) the conversion percentage times any current policy loan and accrued interest; and (c) a processing charge of up to a maximum of $300. The present values will be determined according to our rules and assumptions in effect at the time of the calculations. We may change those rules and assumptions from time to time.

The benefit amount will be at least the amount of the net surrender value times the percentage of the eligible coverage that is converted under this rider.

We will pay the benefit amount in one lump sum or any annuity payout offered by us at the time of conversion.

BENEFIT CONDITIONS

Terminally Ill

To be terminally ill under this rider, you must give us evidence that satisfies us that the insured's life expectancy is six months or less. Part of that evidence must be a certification by a licensed physician.


Permanently Confined

To be permanently confined under this rider, you must give us evidence that satisfies us that: (1) the insured is confined to an eligible nursing home and has been confined there for all the preceding six months; and (2) the insured is expected to stay in the nursing home until death. Part of that evidence must be a certification by a licensed physician.

Under this rider, an eligible nursing home is an institution or special nursing unit of a hospital which either provides Medicare approved skilled nursing care service or provides licensed skilled nursing care of intermediate care services in the state in which it is located. The facility must provide continuous room and board accommodations to 3 or more persons. It must be under the supervision of a registered nurse (RN) or licensed practical nurse (LPN). It must regulate and record all medications distributed and maintain a daily medical record for each patient.

EFFECT ON YOUR POLICY

If not all the eligible coverage is converted, the policy will stay in force at a reduced amount. The face amount (or stated death benefit, if applicable), policy and surrender values, any policy loan and accrued interest will be reduced by the percentage of eligible coverage that is converted (the conversion percentage). Any rider on the insured under the basic policy will also be reduced in the same manner. For example, if the conversion percentage is 75%, the new face amount will be 25% of the amount just prior to the conversion. If you elect to convert all the eligible coverage, all other benefits under the policy on the insured under the basic policy will terminate. For any other insurance provided by the policy on someone other than this insured, we will continue such insurance as if the policy ended due to the insured's death.

PROCEDURES

To obtain any benefit provided by this rider, we must receive written notice, in a form acceptable to us, that you want to receive this rider benefit. The appropriate claim forms and procedures will be forwarded to you immediately. We will require the policy to be sent to us. If the policy is assigned, the assignee must consent to any exercise of any rights pursuant to this rider.

You are not eligible for this rider benefit if you are required by law or a government agency to obtain this benefit due to bankruptcy, creditor claims, or government benefit qualification.

TERMINATION

This rider will end on the earliest of the following dates:

1. the expiration date shown on the Schedule for this rider;

2. the termination of this policy;

3. the date the benefit under this rider is elected;

4. the monthly anniversary on or next following the receipt of your written request; or

5. the date the policy is in force under extended term option or a reduced paid-up option.

                  SECURITY LIFE OF DENVER INSURANCE COMPANY

                              /s/ E. L. COPELAND

                                  SECRETARY

                  SECURITY LIFE OF DENVER INSURANCE COMPANY
                            Denver, Colorado 80203

            REQUIRED PROCEDURE FOR CONSUMER COMPLAINT NOTIFICATION

                    CALIFORNIA INSURANCE CODE SECTION 510

This notice is to advise you that should any complaints arise regarding this insurance, you may contact the following:

                           Department of Insurance
                          Consumer Services Division
                           3450 Wilshire Boulevard
                            Los Angeles, CA  90010
                                1-800-927-HELP

                     SECURITY LIFE OF DENVER INSURANCE COMPANY
                            Denver, Colorado 80203

ENDORSEMENT

This Endorsement is a part of the Policy to which it is attached.

DEATH BENEFIT. of the Insurance Coverage Provisions is changed to read:

  1. DEATH BENEFIT. The Stated Death Benefit is the sum of the Basic Coverage and the Supplemental Coverage. The Stated Death Benefit and the option that apply to this policy are shown on the Schedule. Subject to the other provisions of the Policy, the Insured's Death Benefit at any time under the Policy will be as follows:

  Option 1 - If the Stated Death Benefit includes the policy value, as shown in the Schedule, the Death Benefit will equal the greater of:

      a.  the Stated Death Benefit on the date of death; or

      b. the policy value divided by a net single premium rate for the Insured's sex, premium classification, and attained age, which is calculated using the interest rate guaranteed in the Policy and the mortality rates specified below, in accordance with the Internal Revenue Code Section 7702(b)(2), in effect at the time this Policy is issued, and the regulations under it. The net single premium will remain level during the Policy year and equal the rate at the beginning of the Policy year. The net single premium will be calculated assuming a level death benefit endowment at age 95.

  Option 2 - If the Stated Death Benefit is in addition to the policy value, as shown in the Schedule, the Death Benefit will equal the greater of:

     a.  the Stated Death Benefit plus the policy value on the date of death;
         or

     b. the policy value divided by a net single premium rate for the Insured's sex, premium classification, and attained age, which is calculated using the interest rate guaranteed in the Policy and mortality rates specified below, in accordance with the Internal Revenue Code Section 7702(b)(2), in effect at the time this Policy is issued, and the regulations under it. The net single premium rate will remain level during the Policy year and equal the rate at the beginning of the Policy year. The net single premium will be calculated assuming a level death benefit endowment at age 95.

  The Commissioners 1980 Standard Ordinary Mortality Table will be used.

  This Policy is designed to qualify as a life insurance contract for purposes of the Internal Revenue Code. All terms and provisions of the Policy shall be construed in a manner consistent with that design. The amount of insurance in force at any time under the Policy shall not be less than the amount of insurance necessary to achieve such qualification under the applicable provisions of the Internal Revenue Code in existence at the time the Policy is issued.

SURRENDER AND SURRENDER VALUE. (1)(b) of the Surrender Provision is changed to read:

  (b) is the Stated Death Benefit at that time multipled by the net single premium rate for the insured's sex, premium classification, and attained age. The net single premium will be calculated as described in the Death Benefit section of the Insurance Coverage Provisions.

                  SECURITY LIFE OF DENVER INSURANCE COMPANY

                              /s/   E. L. Copeland

                                  SECRETARY

                  Security Life of Denver Insurance Company
                            Denver, Colorado 80203


                          CALIFORNIA LIFE INSURANCE

                           GUARANTY ASSOCIATION ACT

                      NOTICE CONCERNING GENERAL PURPOSES

                           AND COVERAGE LIMITATIONS


Residents of California who purchase life insurance and annuities should know that the insurance companies licensed in this state to write these types of insurance are members of the California Life Insurance Guaranty Association.
The purpose of this association is to assure that policyholders will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the Guaranty Association will assess its other member insurance companies for the money to pay the claims of insured persons who live in this state and, in some cases, to keep coverage in force. The valuable extra protection provided by those insurers through the Guaranty Association is not unlimited, however, as noted in the box below.

THE CALIFORNIA LIFE INSURANCE GUARANTY ASSOCIATION MAY NOT PROVIDE COVERAGE FOR THIS POLICY. IF COVERAGE IS PROVIDED, IT MAY BE SUBJECT TO SUBSTANTIAL LIMITATIONS OR EXCLUSIONS, AND REQUIRE CONTINUED RESIDENCY IN CALIFORNIA. YOU SHOULD NOT RELY ON COVERAGE BY THE CALIFORNIA LIFE INSURANCE GUARANTY ASSOCIATION IN SELECTING AN INSURANCE COMPANY OR IN SELECTING AN INSURANCE POLICY.

        COVERAGE IS NOT PROVIDED FOR YOUR POLICY OR ANY PORTION OF IT THAT IS NOT GUARANTEED BY THE INSURER OR FOR WHICH YOU HAVE ASSUMED THE RISK, SUCH AS A VARIABLE CONTRACT SOLD BY PROSPECTUS.

        INSURANCE COMPANIES OR THEIR AGENTS ARE REQUIRED BY LAW TO GIVE OR SEND YOU THIS NOTICE. HOWEVER, INSURANCE COMPANIES AND THEIR AGENTS ARE PROHIBITED BY LAW FROM USING THE EXISTENCE OF THE GUARANTY ASSOCIATION TO INDUCE YOU TO PURCHASE ANY KIND OF INSURANCE POLICY.

        POLICYHOLDERS WITH ADDITIONAL QUESTIONS MAY CONTACT:

              THE CALIFORNIA LIFE INSURANCE GUARANTY ASSOCIATION
                                P.O. BOX 70068
                            LOS ANGELES, CA 90070

                      CALIFORNIA DEPARTMENT OF INSURANCE
                       100 VAN NESS AVENUE - 17TH FLOOR
                       SAN FRANCISCO, CALIFORNIA 94102


                        (PLEASE TURN TO BACK OF PAGE)

The state law that provides for this safety-net coverage is called the California Life Insurance Guaranty Association Act. Below is a brief summary of this law's coverages, exclusions and limits. This summary does not cover all provisions of the law; nor does it in any way change anyone's rights or obligations under the act or the rights or obligations of the association.

                                   COVERAGE


Generally, individuals will be protected by the California Life Insurance Guaranty Association if they live in this state and hold a life insurance contract, or an annuity, or if they are insured under a group insurance contract, issued by a member insurer. The beneficiaries, payees or assignees of insured persons are protected as well, even if they live in another state.

                           EXCLUSIONS FROM COVERAGE

However, persons holding such policies are not protected by this Association if:

o they are eligible for protection under the laws of another state (this may occur when the insolvent insurer was incorporated in another state whose guaranty association protects insureds who live outside that state);

o  the insurer was not authorized to do business in this state;

o their policy was issued by a charitable organization, a fraternal benefit society, a mandatory state pooling plan, a mutual assessment company, an insurance exchange, or a grants and annuities society holding a certificate of authority under Section 11520.

The Association also does not provide coverage for:

o any policy or portion of a policy which is not guaranteed by the insurer or for which the individual has assumed the risk, such as a variable contract sold by prospectus;

o  any policy of reinsurance (unless an assumption certificate was issued);

o  interest rate yields that exceed an average rate;

o  dividends;

o credits given in connection with the administration of a policy by a group contract holder;

o  unallocated annuity contracts;

o any plan or program of an employer or association that provides life or annuity benefits to its employees or members to the extent the plan is self-funded or uninsured.

                         LIMITS ON AMOUNT OF COVERAGE

The act also limits the amount the Association is obligated to pay out. The Association cannot pay more than 80% of what the insurance company would owe under a policy or contract. Also, for any one insured life, the Association will pay a maximum of $250,000--no matter how many policies and contracts there were with the same company, even if they provided different types of coverages. Within this overall $250,000 limit, the Association will not pay more than $100,000 in cash surrender values, $100,000 in present value of annuities, or $250,000 in life insurance death benefits--again, no matter how many policies and contracts there were with the same company, and no matter how many different types of coverages.

                  SECURITY LIFE OF DENVER INSURANCE COMPANY
                             Security Life Center
                                1290 Broadway
                         Denver, Colorado 80203-5699

                      AMENDMENT TO APPLICATION NO. 23607


This is an amendment to the Application for Policy 1532560, with Policy Date of 04-06-94.

Part I, Section E-3b; Stated Death Benefit is $516,347.00 of which $258,174.00 is Basic Coverage and $258,173.00 is Supplemental Coverage.

I acknowledge that the Policy was delivered to me, the policyowner, on the date indicated below.

SIGNATURES NEEDED                     Signature   DAVID S. ENGELMAN
                                                  --------------------------
                                                  David S. Engelman, Ins/Own

      Proposed Insured    [X]                     DAVID S. ENGELMAN
                                                  --------------------------

      Applicant-Owner     [ ]                     DAVID S. ENGELMAN
                                                  --------------------------

File No. 1532560/7sdan                Date   6/10/91
                                             -------

         WHITE COPY TO REMAIN IN POLICY CONTRACT - YELLOW COPY TO BE
                           RETURNED TO HOME OFFICE

SECURITY LIFE                                        Security Life Center
DENVER, COLORADO                                     1290 Broadway
                                                     Denver, CO 80203-5699
                                                     (303) 860-1290

 APPLICATION FOR LIFE INSURANCE TO SECURITY LIFE OF DENVER INSURANCE COMPANY

Please Print All Information Using Dark Ink    911532560 ENGLEMAN, DAVID S
___________________________________________    10/07/37
                                               4/29/94 #276300/236 DIV: 7  CWA:

SECTION A -- GENERAL INFORMATION (Complete for all cases)

A-1 / / Check here if insurance is for PENSION or similar tax qualified ERISA plan.

A-2 If above statement checked, list plan type _______________________________
                                                  (Example: Profit-Sharing;
                                                 Defined Contribution; etc.)

A-3 / / Exercise Right of Exchange Rider                            A-4 Employer Sponsored Plans check one:
    Name of Insured under Policy to be Exchanged  Policy Number         Employee Owned? / / Yes  / / No
    ____________________________________________/______________

_______________________________________________________________________________
SECTION B -- PROPOSED INSURED (Complete for all cases. To apply for additional insureds complete Section G)

B-1 Name (Print full name, include suffix -- if name to appear differently on policy, indicate in Section M)

    (First, Middle, Last, Suffix)

    DAVID S. ENGELMAN
    ---------------------------------------------------------------------------

B-2  Sex         B-3  Birthdate          B-4  Insurance Age               B-5  Birthplace
     /X/ Male         Month  Day  Year        (Age Nearest Birthday)           (State)
     / / Female        10    07   1937                                         EVANSTON, IL
                      ----   --   ----        -----                            -------------

B-6  Social Security Number              B-7  Telephone Number            B-8  Height
     558 - 44 - 8395                          714 - 255 - 8100                        ------
     ---   --   ----                          ---   ---   ----            B-9 Weight
                                                                                     -------

B-10 Address
     (Street, Apt. No.)
     P.O. BOX 648
     -------------------------------------------------------------------------
     (City)                               (State)                (Zip Code)
     RANCHO SANTA FE                        CA                   92067 -
     ------------------------------------   --                   -----   ----

B-11 Occupation                          B-12  Describe duties
     CHIEF EXECUTIVE OFFICER
     ------------------------------------      --------------------------------

B-13 Employer Name                                               Month   Year
     UNION FEDERAL BANK                  B-14  Employment date:   03      91
     ------------------------------------                         --      --
_______________________________________________________________________________
SECTION C -- OWNER (Complete only if other than Proposed Insured)

C-1 Owner Name (Print full name, include suffix -- if name to appear differently on policy, indicate in Section M)

     (First, Middle, Last, Suffix)
     DAVID S. ENGELMAN, SUBJECT TO SPLIT DOLLAR AGREEMENT
     --------------------------------------------------------------------------
C-2  Relationship to Proposed Insured    C-3  Social Security Number or Tax
                                              I.D. No. (Include any hyphens)
     SELF                                         558 - 44 - 8395
     -------------------------------              ---   --   ----

C-4  Owner Address
     (Street, Apt. No.)
     P.O. BOX 648
     --------------------------------------------------------------------------
     (City)                              (State)         (Zip Code)
     RANCHO SANTA FE                       CA            92067 -
     ------------------------------------  --            -----   ----
_______________________________________________________________________________
SECTION D -- BENEFICIARIES (Complete for all cases)

D-1  Primary Beneficiary(ies)     Relationship to Proposed Insured    Birthdate
     (Print Full Names)
     DAVID S. ENGELMAN & SHERRY B. ENGELMAN OR SUCH SUCCESSOR TRUSTEES AS MAY BE
     HEREAFTER APPOINTED TRUSTEES OF THE ENGELMAN FAMILY TRUST DTD 5-7-92,
     SUBJECT TO SPLIT DOLLAR AGREEMENT
- - - - --------------------------------------------------------------------------------
     Contingent Beneficiary(ies)  Relationship to Proposed Insured    Birthdate
     (Print Full Names)

- - - - --------------------------------------------------------------------------------

SECTION E -- PLAN INFORMATION (Complete for all cases)
E-1   Check type of insurance
      / / Fixed Premium (Complete Question E-2)
      /x/ Flexible Premium (Complete Question E-3)

E-2   FIXED PREMIUM POLICY
      a.  Product Plan Name                                                                         b.  Base Face Amount
          ______________________________________________________________________                        $_______________________

      c.  Death Benefit Option (If Applicable)
          / / Option 1    / / Option 2   (If no option selected, Option 1 will apply)
      d.  Plus Units (State type and premium amounts requested)
          Type (For example "A," "B," "C") ______                                        Premium Amount $_________________._____
          Type (For example "A," "B," "C") ______                                        Premium Amount $_________________._____
          Type (For example "A," "B," "C") ______                                        Premium Amount $_________________._____
      e.  Accumulation Units (State type and premium amounts requested)
          Type (For example "A," "B," "C") ______                                        Premium Amount $_________________._____
          Type (For example "A," "B," "C") ______                                        Premium Amount $_________________._____
          Type (For example "A," "B," "C") ______                                        Premium Amount $_________________._____
      f.  Lump Sum Pour in $___________________________________________
      g.  Purchase Lump Sum Death Benefit   / / Yes    / / No
          (If neither option selected, the policy will not include lump sum death benefit)
      h.  / / Quick Pay at Issue       i. / / Quick Pay at First Policy Anniversary
      j.  Riders
          / / Premium Waiver (any occupation)                                      / / Right to Exchange
          / / Super Premium Waiver (own occupation for Corporate                   / / Accidental Death $______________________
                                    Owned only)                                    / / Child Insurance Rider # of Units _______
                                                                                      (Complete Section H)
          / / Premium Waiver on Owner's Death/Disability (Juvenile)
          / / Scheduled Term Rider Benefit (Attach Schedule)
          / / Other ___________________________________________________________________________________________________________

E-3   FLEXIBLE PREMIUM POLICY
      a.  Product Plan Name
          __ULTRA UL______________________________________________________________
      b.  Stated Death Benefit
          Basic $ ___516,347______________
          Supplemental $__258,173_________________
      c.  First year Pour-In (if any) $________________________
      d.  / / Option 1 (Stated Death Benefit. If no option selected, Option 1 will apply)
          / / Option 2 (Stated Death Benefit plus Cash Value.)
      e.  Scheduled Periodic Premium $ ___________________________________ (If premium varies from year to year attach schedule)
      f.  Riders
         /x/ Term to Age 95 $__0_____________________________     / / Additional Insured $ ____________________________________
             (Attach Schedule) SEE SCHEDULE                          (Complete section G)
         / / Accidental Death $______________________________     / / Children's Insurance Rider (# of Units) _________________
         / / Right to Exchange                                       (Complete section H)
         / / Waiver of Cost of Insurance
         / / Waiver of Specified Premium $______________________________
         / / Other ____________________________________________________________________________________________________________

                                                                 2


_______________________________________________________________________________

SECTION F--SPECIAL DATING REQUESTED (If neither box checked below, policy will be issued at age nearest birthday as of
                                     issue date.)

F-1 / /  Date to Save Age  Specify Requested Age / /

                              Mo       Day         Year
F-2 / /  Specific Date      / / /     / / /     / / / / /
_______________________________________________________________________________

SECTION G--ADDITIONAL INSURED RIDER

G-1 Name of Proposed Additional Insured (If more than one additional insured, specify details in special
                                         instructions, Section M)
    (First, Middle, Last, Suffix)
    ___________________________________________________________________________

G-2 Relationship to proposed insured___________________________________________

               Month     Day       Year
G-3 Birthdate  / / /    / / /    / / / / /     G-4 Height________________

G-5 Weight______________

G-6 Show beneficiary for additional insured if different from beneficiary named in Section D.

    Name:                        Relationship               Birthdate:
    __________________________   _______________________    __________________

G-7 Insurance Age (Age nearest birthday) / / /
_______________________________________________________________________________

SECTION H--CHILD RIDER
                           Birthdate  Mo/Day/Yr      Height     Weight
H-1 Child                     /     /     /
    ---------------------------------------------------------------------------
H-2 Child                     /     /     /
    ---------------------------------------------------------------------------
H-3 Child                     /     /     /
    ---------------------------------------------------------------------------
H-4 Child                     /     /     /
_______________________________________________________________________________

SECTION I--PREMIUM INFORMATION

I-1 Premium Mode (If no option selected--Premium         I-1 Payment Method
                  mode will be quarterly)                    /X/  Direct Bill (not available for monthly)
    /X/ Annual                                               / /  Single Premium
    / / Quarterly                                            / /  List Bill   Existing List Bill Number___________________
    / / Semi-Annual                                          / /  Government Allotment (Complete and attach form)
    / / Monthly (only available for List Bill                / /  Authorized Withdrawal (Complete Authorized
        and Authorized Withdrawal/EFT)                            Withdrawal/EFT Form)

I-3 Automatic Premium Loans (if available)
    /X/ Yes   / / No (If no option selected policy will include automatic premium loan provision)
I-4 Dividends, if any, are to be used to purchase paid up additions unless another choice is specified below.
    ___________________________________________________________________________

I-5 Premium collected with application

    NOTE: The agent is not authorized to collect any premium (including Authorized Withdrawal/EFT Form and Government Allotment forms) before delivering a policy unless the Binding Limited Life Insurance Coverage form has been completed and signed by the agent, applicant and proposed insured and a copy given to the applicant. THERE IS NO COVERAGE BEFORE DELIVERY OF THE POLICY EXCEPT AS PROVIDED BY THAT FORM.

Yes    No
/ /   /X/      a.  Has agent collected any premium (including any Authorized Withdrawal/EFT Form or Government Allotment Form) with this application? If yes, total premium (including any pour-in) collected $______________________

/ /   / /      b.  If answer to (a) is "Yes", has agent complied with the Binding Limited Life Insurance Coverage requirements?

/ /   / /      c.  Has the applicant signed and received a Binding Limited Life Insurance Coverage form in connection with this application? Attach signed copy of Binding Limited Life Insurance Coverage form.

________________________________________________________________________________

SECTION J--PERSONAL INFORMATION

J-1 List life insurance policies on all persons proposed for coverage (1) now in force or (2) applied for within the last 12 months, or (3) pending now.

IF NONE, CHECK THIS BOX [ ]

- - - - ------------------------------------------------------------------------------------------------------
                                                                                        Increase if
     Name of                                                                         In force, Applied
    Proposed                                 Year               A.D.    Business or        for, or
     Insured               Company          Issued    Amount   Amount    Personal         Pending
- - - - ------------------------------------------------------------------------------------------------------
David S. Engelman     Sun Life of Canada     1990     250,000            Personal        In Force
- - - - ------------------------------------------------------------------------------------------------------
David S. Engelman     North American         1990     250,000            Personal        In Force
- - - - ------------------------------------------------------------------------------------------------------

- - - - ------------------------------------------------------------------------------------------------------

- - - - ------------------------------------------------------------------------------------------------------

- - - - ------------------------------------------------------------------------------------------------------

                                                                   YES      NO

J-2 Has any proposed insured ever been declined for insurance
    (or reinstatement) or been offered insurance with restricted benefits or at other than standard rates? (DO NOT ANSWER
    THIS QUESTION IF YOU RESIDE IN MISSOURI.) (If "Yes" give
    details in Section J-12)                                       [ ]     [X]

J-3 Is this insurance to replace, or will it cause any change in, any insurance or annuity or any person proposed for
    coverage? (If "Yes" submit a completed replacement form
    with this application.)                                        [ ]     [X]

J-4 a. Is this insurance intended to be a tax free exchange--
       1035 Exchange?                                              [ ]     [X]

    b. If "Yes" will any policy loan be carried over?              [ ]     [ ]

J-5 Has any person proposed for coverage:

    a. ever smoked cigarettes? (If "Yes", give name and
       details in section J-12)                                    [ ]     [X]

    b. ever used tobacco in any form other than cigarettes?
       (If "Yes" give name and details in section J-12)            [ ]     [X]

    c. ever stopped smoking cigarettes? (If "Yes" give name
       and date last smoked in section J-12)                       [ ]     [ ]

    d. every stopped using tobacco in any form other than
       cigarettes. (If "Yes" give name, type and date last
       used in section J-12)                                       [ ]     [ ]

J-6 Within the last 3 years or within the next 12 months, has any person proposed for coverage:

    a. flown (or planned to fly) other than as a passenger on
       a regularly scheduled airline? (If "Yes" complete
       Aviation Supplement.) Not a licensed pilot! Occasionally
       fly charter flights or short business trips as passenger.
       Not as pilot.                                               [X]    [ ]

    b. had a drivers license denied, revoked, or suspended;
       had three or more moving violations; been convicted
       of an alcohol or drug related driving offense; been
       involved in two or more auto accidents? (If "Yes" give
       details in Section J-12)                                    [ ]    [X]

    c. participated in (or intend to participate in) vehicle
       racing (on land or water), ballooning, bobsledding,
       hang-gliding, ultralight aviation, horse racing,
       mountaineering, rodeo, scuba/skin diving, skydiving/
       parachuting, or bungee cord jumping? (If "Yes" complete
       Avocation Supplement) Have participated in recreational
       rock climbing and scuba (not in last 5 years).              [X]    [ ]

J-7  List Driver's License No. here: D 0 0 5 9 6 7 2     State CA
                                    _________________          __

J-8  Does any person proposed for coverage contemplate traveling or residing outside the U.S.A. or Canada within the next 12
     months? (If "Yes" give details in Section J-12)               [ ]    [X]

J-9  Has any person proposed for coverage been convicted of a felony within the last 5 years? (If "Yes" give details
     in Section J-12)                                              [ ]    [X]

J-10 Has any person proposed for coverage:

     a. ever had, or now have, any type of heart disease,
        cancer, leukemia, or malignant tumor? (If "Yes" give
        details in Section J-12) Skin carcinomas excised see
        B-1h. explanation.                                         [X]    [ ]

     b. ever been diagnosed by a licensed member of the medical profession as having Acquired Immune Deficiency Syndrome
        (AIDS) or any immune deficiency or disorder? (DO NOT
        ANSWER THIS QUESTION IF YOU RESIDE IN NEVADA.) (If "Yes"
        give details in Section J-12)                              [ ]    [X]


                                      4


- - - - -------------------------------------------------------------------------------
SECTION J -- PERSONAL INFORMATION (Continued)
                                                               Yes    No
J-1   Does any person proposed for coverage now participate
      in any regular physical exercise program?                [X]    [ ]

J-2   Details of "YES" Answers to Questions J-2 through J-11

          Walking; Tennis, Swimming






- - - - -------------------------------------------------------------------------------
SECTION K -- MEDICAL EXAM CERTIFICATE (Complete when submitting medical examination of another insurance company.)

K-1   The attached examination is on the life of:

K-2 Name of insurance company for which examination was made and date of examination:

          Company                                 Date of Examination



                                                           Yes      No
K-3   To the best of the proposed insured's knowledge
      and belief, are the statements in the examination
      true as of today?  (If "No", explain in "REMARKS")   [ ]      [ ]

K-4   Has the proposed insured consulted a doctor or
      other practitioner or received medical or surgical
      advice since the date of the examination?
      (If "Yes", explain in "REMARKS")                     [ ]      [ ]

          Remarks to No. K-3 and K-4



- - - - -------------------------------------------------------------------------------
SECTION L -- FINANCIAL INFORMATION (Must be completed where the face amount exceeds [1] $200,000 for business insurance, [2] $300,000 for an insured 65 and under, or [3] $100,000 for an insured over 65.)


L-1   What is the purpose of the insurance applied for?  Collateral assignment split dollar

      If the insurance applied for is personal, what is the proposed insured's:

      Annual Earned Income     $300,000.00     Total Assets       $2,181,502

      Annual Interest &                        Total Liabilities  $  444,598
      Other Income             $130,000.00
                                               Total Net Worth    $1,736,904

L-2   If Business Insurance:
                                             Last Year           2 Years Ago
      a.  Annual net profit (before
          taxes, past two years)          $                   $

      b. Business reason for insurance (check at least one box and furnish details)

          [ ] Key Person    [ ] Stock Redemption/Buy and Sell

          [ ] Other
                                                                Yes    No
      c.  If Key Person insurance:

          (1)  Are all partners or key people to be covered?    [ ]    [ ]
               (If "No", explain)





          (2)  Does proposed insured have an ownership
               interest in the business?                        [ ]    [ ]
               If "Yes", what is proposed insured's
               percent of ownership?          %

          (3)  What is proposed insured's annual income?  $

SECTION L - FINANCIAL INFORMATION-(Continued) (Complete for all cases where the face amount exceeds (1) $200,000 for business insurance, (2) $300,000 for an insured 65 and under or (3) $100,000 for an insured over 65)

        d. If to fund stock redemption, is there a written agreement?
           ___ Yes   ___ No

           (1)     What is the book value of the business?   $_____________
           (2)     What is the market value of the business? $_____________
           (3)     How was the value determined?  _________________________

                                                                      Yes   No
L-3     Is this insurance to guarantee a loan?                        [ ]  [X]
        a. If "Yes", is the lender requiring this insurance?          [ ]  [ ]
        b. Is the loan finalized?                                     [ ]  [ ]
        c. What is the term of the loan (Months) _________________________
        d. Name of lender: _______________________________________________
        e. Amount of loan: _______________________________________________
        f. Purpose of loan: ______________________________________________
        g. Are others being insured for the same purpose?             [ ]  [ ]
           If Yes, who and for what amount?
           _________________________________________  Amount $____________
           _________________________________________  Amount $____________

L-4 Additional remarks about purpose of the insurance and how the amount of insurance was determined.
        Remarks to Section L
        ______________________________________________________________________
        ______________________________________________________________________
        ______________________________________________________________________
        ______________________________________________________________________

SECTION M - SPECIAL INSTRUCTIONS
        Date policy to sale age 56
        ______________________________________________________________________
        ______________________________________________________________________
        ______________________________________________________________________
        ______________________________________________________________________

Please Print All Information Using Dark Ink

Part II must be completed for each person proposed for coverage unless the person is medically examined.

SECTION A -PERSONAL PHYSICIANS

A-1 For each person proposed for coverage, give the name and address of the personal physicians and the date and reason the physician was last seen.

     If NONE, check here ___

                               Name and Address
Proposed Insured's Name        of Physician            Date and Reason Last Seen
- - - - --------------------------------------------------------------------------------
David S. Engelman           Scripps Clinic             1/27/94 Annual Physical
                            10666 N. Torrey Pines Rd.
                            La Jolla, CA 92037
- - - - --------------------------------------------------------------------------------
David S. Engelman           M.D.--Dermatology          3/11/94 Treatment For
                            310 Santa Fe Dr.           Keratoses and Fungus
                            Suite 111                  In Right Great Toe
                            Encinitas, CA 92024
- - - - --------------------------------------------------------------------------------
David S. Engelman           Craig Cedarhurst, D.C.     4/15/94 Skoletec
                            235 W. 5th Ave.            Adjustment
                            Escondido, CA 92023        Routine Maintenance
- - - - --------------------------------------------------------------------------------

SECTION B - MEDICAL INFORMATION (Complete for each person proposed for coverage). (For all of Section B, circle each specific condition and give details to all "Yes" answers in the Details Section following question B-11. Give name of disease, symptoms, etc; the date of onset; the duration; number of attacks; and name and addresses of medical professional or hospital providing services.)

B-1 Has any person proposed for coverage, ever been treated for, or been told, by a member of the medical profession that the person has:
                                                                     Yes  No
     a.  pain, pressure, or discomfort in the chest or arms; high blood pressure; heart murmur, irregular heartbeat; or
         any other disease or disorder of the heart?                 [ ]  [X]

     b.  anemia; leukemia; or any other disorder of the blood,
         veins or arteries?                                          [ ]  [X]

     c.  asthma; bronchitis; pneumonia; tuberculosis; emphysema;
         shortness of breath; chronic cough, or any other disorder
         of the lungs or respiratory system?                         [ ]  [X]

     d.  mental or emotional disorder, nervous breakdown;
         epilepsy; convulsions; chronic fatigue; fainting spells;
         paralysis; stroke; or any other disorder of the brain
         or nervous system?                                          [ ]  [X]

     e.  significant weight loss; ulcer; colitis; diverticulitis;
         hepatitis; cirrhosis; persistent diarrhea; or other
         disease of the liver, gall bladder, pancreas, stomach
         or intestines?                                              [ ]  [X]

     f.  diabetes; thyroid; recurrent enlarged glands; or other
         glandular disease or disorder?                              [ ]  [X]

     g.  arthritis; gout; or any bone, joint, muscle, or
         skin disorder?                                              [X]  [ ]

     h.  polyp, tumor or cancer?                                     [X]  [ ]

     i.  disorder of the urinary tract or kidneys; urethritis;
         cystitis; sugar, albumin, or blood in the urine?            [ ]  [X]

     j.  prostate or testicular disease; venereal disease; herpes;
         or disease of the uterus, ovaries or breasts?               [ ]  [X]

     k.  any disorder of the eyes; ears; nose; or throat?            [ ]  [X]

     l.  any other health impairment or medically or surgically treated condition within the last 5 years not mentioned
         above?                                                      [ ]  [X]

                                                                Yes     No
B-2     Has any person proposed for coverage even been treated
        for, or been told, by a licensed member of the medical
        profession that the person has Acquired Immune
        Deficiency Syndrome (AIDS) or any disorder or deficiency
        of the Immune System? (DO NOT ANSWER THIS QUESTION IF
        YOU RESIDE IN NEVADA.)                                  [ ]     [X]

B-3 Within the past 10 years, has any person proposed for coverage:

        a.      tested positive in a test to detect antibodies
                to the AIDS virus (Human T-Cell Lymphotrophic
                virus type III; HTLV-III, Human Immunodeficiency
                Virus (HIV)? (DO NOT ANSWER THIS QUESTION IF
                YOU RESIDE IN CONNECTICUT OR MAINE.)            [ ]     [X]

        b.      had a blood transfussion?                       [ ]     [X]

B-4     Within the past 5 years, has any person proposed for
        coverage been a patient in or had treatment at a
        hospital, clinic, sanitarium or other medical facility? [X]     [ ]

B-5     Is any person proposed for coverage now under regular
        medical observation by, or taking treatment from, a
        member of the medical profession?                       [ ]     [X]

B-6 Other than as stated in the answers above, has any person proposed for coverage, within the last 5 years:

        a.      had a checkup or consultation with a member of
                the medical profession?                         [X]     [ ]

        b.      had an electrocardiogram, x-ray, blood test or
                other test?                                     [X]     [ ]

        c.      been advised by a member of the medical
                profession to have any diagnostic test,
                hospitalization, or surgery which was not
                completed?                                      [ ]     [X]

B-7     Does any person proposed for coverage have a deformity
        or an amputation?                                       [ ]     [X]

B-8     Does any person proposed for coverage now take any
        medication prescribed by a member of the medical
        profession?                                                     [X]

B-9     Except as legally prescribed by a physician, has any
        person proposed for coverage ever used narcotics,
        cocaine, marijuana, or any hallucinatory or mind
        altering substances in the past 10 years?               [ ]     [X]

B-10    In the last 5 years, has any person proposed for
        coverage received treatment for or joined an
        organization because of the alcoholism or drug
        addiction of that person?                               [ ]     [X]

B-11    Has any parent, brother, or sister of any person
        proposed for coverage ever had cancer; diabetes;
        high blood pressure; heart or kidney disease;
        nervous or mental disorder; tuberculosis; or
        hereditary disorder?                                    [ ]     [X]

Details of "Yes" answer to questions B-1 through B-11

- - - - ------------------------------------------------------------------------------
Ques.        Name of
 No.    Proposed Insured                    Complete Details
- - - - ------------------------------------------------------------------------------
B-1g    David Engelman     Lower Back Pain; Craig Warhurst, St D.C.--
                           Keratoses; H.R. McDonald, M.D., 310 Santa Fe Dr.
                           Ste. 111, Encinitas, CA 92024
- - - - ------------------------------------------------------------------------------
B-1h    David Engelman     Admexal Carcinoma (Forehead) Dr. McDonald 1/90
                           Basil Cell Carcinoma (Forehead) Carson Lewis, M.D.,
                           La Scela 1985 & 1983--All Excised
- - - - ------------------------------------------------------------------------------
B-4     David Engelman     Scrips Clinic LaIella--ER--Stomach Cramps
- - - - ------------------------------------------------------------------------------
B-6     David Engelman     Annual Physical--Scrips Clinic, Edmond Keeney, M.D.
- - - - ------------------------------------------------------------------------------

SECTION C--Family History

- - - - ------------------------------------------------------------------------------
                                        Living                  Deceased
Family Member          Age          State of Health         Age at Death/Cause
- - - - ------------------------------------------------------------------------------
Father                 91+             Excellent
- - - - ------------------------------------------------------------------------------
Mother                                                             90+
- - - - ------------------------------------------------------------------------------
Brothers   None
- - - - ------------------------------------------------------------------------------

- - - - ------------------------------------------------------------------------------
Sisters    None
- - - - ------------------------------------------------------------------------------

- - - - ------------------------------------------------------------------------------

                                  AGREEMENTS

All statements and answers in this application (which includes Part I, Part II, and supplements and amendments) are true and complete to the best of my knowledge and belief. I also agree that:

1. The statements and answers in this application will be relied upon and form the basis of any insurance.

2. No information will be considered as having been given to Security Life unless it is written in this application. (This paragraph does not apply in the states of Maine, Maryland, Oregon, South Carolina, and South Dakota.)

3. No agent or any other unauthorized person can make or change any insurance contract or give up any of Security Life's rights or requirements. Any change must be in writing and signed by an officer of Security Life.

4. Security Life may amend this application by an appropriate notation in the space designated "Home Office Corrections" in order to correct errors or omissions or to conform the application with any policy that may be issued. The acceptance of the policy consititutes a ratification of such amendments.

   In those states where change in amount, classification, plan, premium, or benefit requires the written consent of the applicant, no change may be ratified except by a written acceptance. We reserve the right to make any changes required by law.

5. Insurance Under Policy Applied For--Except as may be provided in any Binding Limited Life Insurance Coverage, no policy of insurance will be in force until (1) the first policy premium is paid and (2) the policy is delivered while the facts and health condition of the proposed insured(s) are as represented in this application. When these conditions are satisfied, the policy as delivered will then take effect.

6. Binding Limited Life Insurance Coverage--Any pre-delivery insurance coverage is provided in the Binding Limited Life Insurance Coverage form. That coverage is available only if: a premium is accepted by the agent; the agent has authority to accept premium as set out in that form; and the form is completed and signed by the agent, applicant, and proposed insured.

7. If the contract applied for is for a pension, profit-sharing, HR10, or other tax qualified plan, any policy issued shall not be transferable other than to the Insurer, except as directed by the Plan Administrator. Other applicable provisions may be added to the contract.

8. I certify, under penalty of perjury, that my social security/tax identification number(s) is shown and is correct and that I am not subject to back up withholding.

               AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

Security Life of Denver Insurance Company ("Security Life") may obtain information about me or my minor children from: any physicians; medical practitioner; hospital; clinic or other medical facility; employer; other insurance companies or institutions; consumer reporting agency; or Medical Information Bureau, Inc. (MIB, Inc.). The purpose is to evaluate my application for insurance or benefits. Security Life may obtain an investigative consumer report and any records or other information available as to diagnosis, treatment and prognosis of any physical or mental condition.

Security Life may obtain any drug, physical and mental health, and alcohol-related information which may be protected by federal or state laws and regulations. As it pertains to alcohol and drug information covered by federal regulation, this authorization may be revoked at any time by written notice to Security Life. But any action taken before my written revocation is received by Security Life will not be affected.

Security Life may make a brief report about me or my children to MIB. Inc. Security Life may disclose information to: its reinsurers; those who perform services for Security Life on my application for insurance or benefits; or those companies to which I have applied or may apply for life or health insurance or benefits. Disclosure may be made when required or permitted by law.

This is valid for two and one-half years from the date below. An original or copy may be used by Security Life or its authorized representatives to obtain information. I have read and received a copy of this authorization. I also have a copy of the Notice of Information Procedures. It includes the MIB, Inc., and Fair Credit Reporting Notices.

                                   DAVID A. ENGELMAN                4-26-94
Signature of Proposed Insured ___________________________  Date ________________
(If below age 15, signature of parent or guardian)

                                   RANCHO SANTA FE, CALIF.
Signed at                   _____________________________________
                               City                     State

Signature of Spouse/        _____________________________________
Additional Insured(s)
(If proposed for coverage)  _____________________________________

Owner Signature
(If other than proposed insured)
OR (if applicable)
Corporate Owner Signature   _____________________________________
(If a firm or corporation is to be owner, the signature and title of an officer other than the proposed insured is required.)

Except for any medical exam form, I certify that I have asked and recorded completely and accurately the answers to all questions on this application. I know of nothing else affecting the risk.

                                     ROBERT D. CRISWELL
Signature of Agent          _____________________________________
- - - - --------------------------------------------------------------------------------
   HOME OFFICE         PART I, SECTION B-4, INSURANCE AGE IS: 56.
   CORRECTIONS
(FOR HOME OFFICE
    USE ONLY)
- - - - --------------------------------------------------------------------------------

                     911532560 ENGELMAN, DAVID S 10/07/37
                       4/29/94  #276300/236 DIV:7 CWA:

PART II CONTINUATION OF ALL APPLICATIONS FOR INSURANCE TO:

(Check            /X/ SECURITY LIFE OF DENVER INSURANCE COMPANY
Appropriate       / / MIDWESTERN UNITED LIFE INSURANCE COMPANY
Insurer)

1. a. Full name of person to be insured ("You"): (Please Print)

                            DAVID SYDNEY ENGELMAN
          ---------------------------------------------------------
              First               Middle                   Last

   b. Birthdate: Month  10   Day   7    Year   37
                       -----     ------      -------

2.  FAMILY           LIVING                         DEAD
    HISTORY     Age    State of Health       Age     Cause of Death
- - - - --------------------------------------------------------------------
    Father      91     GOOD
    Mother                                   90      NATURAL CAUSES
- - - - --------------------------------------------------------------------
    Brothers
    Sisters
- - - - --------------------------------------------------------------------
                                                                       YES   NO
3.  Have you ever been treated or been told you had:
    a. high blood pressure? .........................................  / /  /X/

    b. pain, pressure or discomfort in the chest or arms, palpitation, heart murmur, rheumatic fever or any heart disorder? .........  / /  /X/

    c. anemia, varicose veins or any disorder of the blood or
       blood vessels? ...............................................  / /  /X/

    d. asthma, pleurisy, tuberculosis, shortness of breath, pneumonia, or any disorder of the lungs or respiratory system? ..........  / /  /X/

    e. epilepsy, convulsions, dizziness, fainting spells, paralysis, mental illness, nervous breakdown, or any disorder of the brain or nervous system? ...........................................  / /  /X/

    f. hernia, ulcer, or any disorder of the stomach, gallbladder, liver, pancreas, spleen, intestines, or rectum? ..............  / /  /X/

    g. diabetes, thyroid, or any glandular disorder? ................  / /  /X/

    h. arthritis, back trouble, gout, or any disorder of the skin,

       bones, or joints? ............................................  /X/  / /

    i. a polyp, tumor, or cancer ....................................  /X/  / /

    j. sugar, albumin, or blood in the urine? .......................  / /  /X/

    k. cystitis, nephritis, kidney stones, urethritis, or any
       disorder of the urinary tract? ...............................  / /  /X/

    l. mastitis, prostatitis, venereal disease, herpes, or any disorder of the genital or reproductive organs? ..............  / /  /X/

    m. any disorder of eyes, ears, nose, or throat? .................  / /  /X/

    n. any disease, illness, injury, or impairment within
       the last 5 years not mentioned above? ........................  / /  /X/

4.  Within the last 10 years, have you been treated for, had any reason to know, or been told that you have a chronic cough, significant weight loss, recurrent enlarged glands, persistent diarrhea, or yeast infections of the mouth and throat? ..........  / /  /X/

5.  Have you ever been:

    a. Diagnosed by a member of the medical profession as having
       AIDS (Acquired Immune Deficiency Syndrome) or ARC (AIDS
       Related Complex)? ............................................  / /  /X/

    b. Treated by a member of the medical profession for AIDS
       (Acquired Immune Deficiency Syndrome) or ARC (AIDS Related
       Complex)? ....................................................  / /  /X/

6.  Within the last 5 years have you ever had or been advised to have:

    a. a surgical operation? ........................................  / /  /X/

    b. an x-ray, electrocardiogram, or any other test? BLOOD.........  /X/  / /

    c. a consultation with or an examination by a physician or medical examiner, or an examination or treatment in a
       hospital or medical facility? (Give names of physicians,
       dates, and reasons for all exams and consultations)...........  /X/  / /

7.  Do you have a deformity or amputation? ..........................  / /  /X/

8.  Do you now take any kind of medication? .........................  / /  /X/

9.  In the last 10 years have you:

    a. used alcohol? (If "Yes", how much? How often?) ...............  /X/  / /

    b. used narcotics, cocaine, marijuana, or any hallucinatory or mind altering substances not prescribed by a physician? ......  / /  /X/

    c. received advice about or been treated for use of alcohol or drugs? ....................................................  / /  /X/

10. Has any parent, brother, or sister of yours ever had cancer, diabetes, high blood pressure, heart or kidney disease, nervous or mental disorder, tuberculosis, or hereditary disorder? .......  / /  /X/

11. NAMES AND ADDRESSES OF REGULAR ATTENDING PHYSICIANS:
    IF NONE, STATE "NONE"

    EDMOND KEENEY, SCRIPPS CLINIC
    -----------------------------------------------------------------
    10666 N. TORREY PINES RD., LA JOLLA
    -----------------------------------------------------------------
    JAN. 94
    -----------------------------------------------------------------
    Date and reason last seen:  (See #6B)
                              ---------------------------------------
===============================================================================
FULL DETAILS OF EACH "YES" ANSWER (Include dates, duration, results, and names and addresses of physicians and hospitals -- Identify answer by its number)

(3h)  LOWER BACK PAIN SPORADICALLY LAST 17 YEARS                CRAIG WARHURST
      DUE TO EXERCISING            RX -- CHIROPRACTIC CARE      235 WINSON AVE
      NO CURRENT PROBLEMS          PHYSICAL THERAPY             ESCONDIDO, CA 92025

(3i) SKIN CANCERS REMOVED FROM FACE (3) TIMES IN                DR. HARRISON MCDONALD
     THE LAST 5 TO 10 YEARS.                                    1087 DEVONSHIRE
                                                                ENCINITAS, CA 92024
     NO PROBLEMS SINCE 1989

(6b) ANNUAL PHYSICAL EXAM JAN. 94  EKG, X-RAY, BLOOD TEST       DR. EDMOND KEENEY
                                   RESULTS ALL NORMAL           10666 N. TORREY PINES RD.
                                                                LA JOLLA, CA 92037

(6c) STOMACH DISCOMFORT  AUG. 92   RX -- E.R.                   SCRIPPS CLINIC
     DX -- FLU RX -- ANTIBIOTICS   FULL RECOVERY                10666 N. TORREY PINES RD.
                                                                LA JOLLA, CA 92037
(9a) 1-2 GLASSES BEER OR WINE/WEEK

============================================================================
I declare all of the above statements and answers are complete and true to the best of my knowledge and belief. They can be relied upon and form the basis of any insurance. They will be made part of the application for any insurance applied for.

   DAVID S. ENGELMAN
- - - - ---------------------------------------------    -------------------------------------------------------------------
Signature of person or insured  (If under 15,     Signature of Applicant-Owner if other than proposed insured
signature of parent or guardian required)         (If firm or corporation, print name and sign as authorized officer)

Witness:  EDWARD G. GALT 9190                    Date                       MAY 2                  , 1994
         ------------------------------------          -------------------------------------------     -----

M/S 110A

FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE POLICY

Death Benefit Payable at Death Prior to Maturity Date -- Surrender Value, if any, Payable on Maturity Date -- Adjustable Death Benefit -- Flexible Premiums Payable During Lifetime of Insured Until Maturity Date -- Nonparticipating.

                                                                     EXHIBIT "B"

                             COLLATERAL ASSIGNMENT

                 THIS ASSIGNMENT is made and entered into effective the 6th day of April, 1994, by the undersigned as owner (the "Owner") of that certain Flexible Premium Adjustable Life Insurance Policy No. 1532560 issued by Security Life of Denver Life Insurance Company ("Insurer"), and any supplementary contracts issued in connection therewith (said Policy and contracts being herein called the "Policy"), upon the life of DAVID S. ENGELMAN ("Insured") to Union Federal Bank, a federal savings bank (the "Assignee").

                 WHEREAS, DAVID S. ENGELMAN is an employee of the Assignee, and Assignee wishes to retain him in such capacity, and

                 WHEREAS, as an inducement to DAVID S. ENGELMAN continuing in such capacity and for the benefit of the Assignee, Assignee desires to assist DAVID S. ENGELMAN with his personal life insurance program by providing the premiums due on the Policy, as more specifically provided for in that certain Split-Dollar Insurance Agreement of even date herewith, entered into between the Owner and the Assignee (the "Agreement"), and

                 WHEREAS, in consideration of the Assignee making such payments (all amounts so paid to the Assignee toward the premiums on the Policy being hereinafter collectively referred to as the "Amounts"), the Owner agrees to grant the Assignee a security interest in said Policy as collateral security for the payment of a portion of the Policy proceeds to the Assignee pursuant to the terms of the Agreement.

                 NOW, THEREFORE, the undersigned Owner hereby assigns, transfers and sets over to the Assignee the following specific rights in the Policy, subject to the following terms and conditions:

                 1. This Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Owner to the Assignee, either now existing or that may hereafter arise, pursuant to the terms of the Agreement.

                 2. The Assignee's rights shall be limited to the right to pledge or assign the Policy as collateral security to the extent of its interest in the Policy and to receive from the owner an amount equal to such interest upon the death of the Insured, and its rights under the Agreement and the other provisions of this Assignment.

                 3. The Owner shall retain all incidents of ownership in the Policy, including, but not limited to, the sole and exclusive rights to: borrow against the Policy, subject to the limitations set forth in the Agreement; assign the Owner's interest in the Policy with the consent of the Assignee; change the beneficiary of the Policy; exercise settlement options; and surrender or cancel the Policy (in whole or in part). All of such incidents of ownership shall be exercisable by the Owner unilaterally and without the consent of any other person, except as provided herein.

                 4. The Assignee shall, upon request, if the Policy is in the possession of the Assignee, forward the Policy to the Insurer, without unreasonable delay, for endorsement of any designation or change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner.

                 5. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, the validity or the amount of any of the liabilities of the Owner to the Assignee under the Agreement, the existence of any default therein, the giving of any notice required herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The receipt of the Assignee for any sums received by it shall be a full discharge and release therefor to the Insurer.

                 6. The Insurer shall be fully protected in recognizing a request made by the Owner for surrender or cancellation of the Policy, in whole or in part, or in recognizing a request made by the Owner for any loans against the Policy permitted by the terms of the Policy. In the event of any such request, the Insurer shall pay the proceeds of such surrender, cancellation, or loan to the joint order of the Owner and the Assignee, as their interests appear.

                 7. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Assignment.

                 IN WITNESS WHEREOF, the Owner has executed this Assignment effective the day and year first above written.

         OWNER:

By: /s/ DAVID S. ENGELMAN                   By: /s/ SHERRY B. ENGELMAN
    --------------------------------            -------------------------------
        David S. Engelman                           Sherry B. Engelman,
        Trustee of the                              Trustee of the
        Engelman Family Trust                       Engelman Family Trust
        U/D/T dated 5/7/92.                         U/D/T dated 5/7/92.

RECEIVED AND ACCEPTED:

INSURER:


By: ______________________________
    Its Duly Authorized Agent

                 5. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, the validity or the amount of any of the liabilities of the Owner to the Assignee under the Agreement, the existence of any default therein, the giving of any notice required herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The receipt of the Assignee for any sums received by it shall be a full discharge and release therefor to the Insurer.

                 6. The Insurer shall be fully protected in recognizing a request made by the Owner for surrender or cancellation of the Policy, in whole or in part, or in recognizing a request made by the Owner for any loans against the Policy permitted by the terms of the Policy. In the event of any such request, the Insurer shall pay the proceeds of such surrender, cancellation, or loan to the joint order of the Owner and the Assignee, as their interests appear.

                 7. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Assignment.

                 IN WITNESS WHEREOF, the Owner has executed this Assignment effective the day and year first above written.

         OWNER:

By: /s/ DAVID S. ENGELMAN                   By: /s/ SHERRY B. ENGELMAN
    --------------------------------            -------------------------------
        David S. Engelman                           Sherry B. Engelman,
        Trustee of the                              Trustee of the
        Engelman Family Trust                       Engelman Family Trust
        U/D/T dated 5/7/92.                         U/D/T dated 5/7/92.

RECEIVED AND ACCEPTED:

INSURER:


By: ______________________________
    Its Duly Authorized Agent

        Filed at the Home Office of the Insurer this 20th day of June 1994. Security Life assumes no responsibility for the validity of this document.


/s/ JUAN C. GALLAGHER

                                      2